1933 Act File No. 2-10526
                                                  1940 Act File No. 811-95

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.
                                                                       ---
Post-Effective Amendment No. 103                                        X
                             ---                                       ---
                                      and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No.  31                                                       X
              ---                                                      ---


                      KEYSTONE HIGH INCOME BOND FUND (B-4)
                -------------------------------------------------
               (Exact name of Registrant as specified in Charter)


              200 Berkeley Street, Boston, Massachusetts 02116-5034
              -----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (617) 338-3200
                                                            -------------

               Dorothy E. Bourassa, Esq., 200 Berkeley Street,
               ---------------------------------------------------
                              Boston, MA 02116-5034
                              ---------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective
[X]  immediately upon filing pursuant to paragraph (b)
[ ]  on (date) pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)(i)
[ ]  on (date) pursuant to paragraph (a)(i)
[ ]  75 days after filing pursuant to paragraph (a)(ii)
[ ]  on (date) pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:
/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment
/ / 60 days after filing pursuant to paragraph (a)(i)
/ / on (date) pursuant to paragraph (a)(i)

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has elected to register an indefinite number of its securities under the Securities Act of 1933. A Rule 24f-2 Notice for Registrant's most recent fiscal year ended July 31, 1997 was filed on September 29, 1997.

                      KEYSTONE HIGH INCOME BOND FUND (B-4)

                                  CONTENTS OF
                        POST-EFFECTIVE AMENDMENT NO. 103
                                       to
                             REGISTRATION STATEMENT

     This Post-Effective Amendment No. 103 to Registrant's Registration Statement No. 2-10526/811-95 consists of the following pages, items of information and documents:

                                The Facing Sheet

                               The Contents Page

                           The Cross-Reference Sheet

                                     PART A
                                     ------
                                   Prospectus

                                     PART B
                                     ------
                      Statement of Additional Information

                                     PART C
                                     ------

                              Financial Statements

                                    Exhibits

                         Number of Holders of Securities

                                Indemnification

            Business and Other Connections of Investment Adviser

                             Principal Underwriter

                        Location of Accounts and Records

                                  Undertakings

                                   Signatures

                      KEYSTONE HIGH INCOME BOND FUND (B-4)

Cross-Reference Sheet pursuant to Rules 404 and 495 under the Securities Act of 1933.

N-1A Item No.              Prospectus Caption

 Part A
    1                      Cover Page

    2                      Expense Information

    3                      Financial Highlights

    4                      Cover Page
                           Fund Description
                           Fund Objective and Policies
                           Investment Restrictions
                           Risk Factors
                           Additional Investment Information

    5                      Fund Management and Expenses
                           Additional Information

   5A                      Not applicable

    6                      Fund Description
                           Dividends and Taxes
                           Fund Shares
                           Shareholder Services

    7                      How to Buy Shares
                           Distribution Plan
                           Shareholder Services
                           Pricing Shares

    8                      How to Redeem Shares

    9                      Not applicable

  Part B
    10                     Cover Page

    11                     Table of Contents

    12                     Investment Objective and Policies

    13                     Investment Objective and Policies
                           Investment Restrictions
                           Brokerage
                           Expenses
                           Appendix

    14                     The Trust Agreement
                           Trustees and Officers
                           Sub-Administrator

    15                     Additional Information

    16                     Distribution Plan
                           Investment Adviser
                           Principal Underwriter
                           Sub-Administrator
                           Expenses
                           Additional Information

    17                     Brokerage

    18                     The Trust Agreement

    19                     Valuation of Securities
                           Sales Charges

    20                     Distributions and Taxes

    21                     Principal Underwriter
                           Expenses

    22                     Standardized Total Return and Yield
                           Quotations

    23                     Financial Statements

                           AMENDMENT TO THE PROSPECTUS
                                       OF
                      KEYSTONE HIGH INCOME BOND FUND (B-4)

THE PROSPECTUS IS HEREBY AMENDED TO REFLECT THE FOLLOWING:

     The Board of Trustees of the Fund has approved a proposal to reorganize (the "Reorganization") the Fund into a corresponding series (a "Successor Fund") of the Evergreen Fixed Income Trust, a Delaware business trust. If shareholders of the Fund approve the Reorganization and the conditions to the Reorganization are satisfied, all of the assets and liabilities of the Fund will be transferred to the corresponding Successor Fund and each shareholder of the Fund will receive shares of the corresponding Successor Fund. In connection with the Reorganization, the Board of Trustees has approved, subject to shareholder approval, the reclassification of the Fund's investment objective from "fundamental" (i.e., changeable by shareholder vote only) to "nonfundamental" (i.e., changeable by the vote of the Board), the adoption by the Fund of certain standardized investment restrictions, and the elimination or reclassification from fundamental to nonfundamental of the Fund's other currently fundamental investment restrictions.

     The Reorganization and related proposals are scheduled to be voted on at a joint special meeting of shareholders to be held on December 15, 1997. Information detailing each proposal was mailed to shareholders on October 27, 1997.

     All   references   to  "Evergreen   Keystone"  are  hereby   replaced  with
"Evergreen".

     The "Expense Information" section is replaced entirely by the following:


                              EXPENSE INFORMATION
                      KEYSTONE HIGH INCOME BOND FUND (B-4)

     The purpose of the fee table is to assist investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly. For more complete descriptions of the various costs and expenses, see the following sections of this prospectus: "Fund Management and Expenses"; "How to Buy Shares"; "Distribution Plan"; and "Shareholder Services."

SHAREHOLDER TRANSACTION EXPENSES
       Maximum Deferred Sales Charge(1)....................................................................    4.00%
       (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)
ANNUAL FUND OPERATING EXPENSES(2)
(as a percentage of average net assets)
       Management Fee......................................................................................    0.57%
       12b-1 Fees(3).......................................................................................    1.00%
       Other Expenses......................................................................................    0.39%
                                                                                                              ------
       Total Fund Operating Expenses.......................................................................    1.96%
                                                                                                              ------
                                                                                                              ------

                                                                            1 Year    3 Years    5 Years    10 Years
                                                                            ------    -------    -------    --------
EXAMPLE(4)
You would pay the following expenses on a $1,000 investment, assuming (1)
5% annual return and (2) redemption at the end of each period:...........    $ 60       $82       $ 106       $229
You would pay the following expenses on the same investment, assuming no
redemption:..............................................................    $ 20       $62       $ 106       $229

AMOUNTS SHOWN IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
---------------
(1) The deferred sales charge declines from 4.00% to 1.00% of amounts redeemed within four calendar years of purchase. No deferred sales charge is imposed thereafter.
(2) Expense ratios are for the Fund's fiscal year ended July 31, 1997. Total Fund Operating Expenses include indirectly paid expenses.
(3) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules adopted by the National Association of Securities Dealers, Inc. (the "NASD").
(4) The Securities and Exchange Commission requires use of a 5% annual return figure for purposes of this example. Actual return for the Fund may be greater or less than 5%.

The "Financial Highlights" section is replaced entirely by the following:

                              FINANCIAL HIGHLIGHTS
                      KEYSTONE HIGH INCOME BOND FUND (B-4)
                 (For a share outstanding throughout each year)

     The following table contains important financial information relating to the Fund and has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which also appear, together with the independent auditors' report, in the Fund's Annual Report. The Fund's financial statements, related notes, and independent auditors' report are incorporated by reference into the statement of additional information. Additional information about the Fund's performance is contained in its Annual Report, which will be made available upon request and without charge.

                                                                 YEAR ENDED JULY 31,
                          --------------------------------------------------------------------------------------------------
                            1997       1996       1995       1994       1993       1992       1991       1990        1989
                          --------   --------   --------   --------   --------   --------   --------   --------   ----------
NET ASSET VALUE
  BEGINNING OF YEAR.....  $   4.10   $   4.42   $   4.68   $   5.13   $   4.74   $   4.19   $   5.02   $   6.38   $     6.91
                          --------   --------   --------   --------   --------   --------   --------   --------   ----------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income...      0.32       0.32       0.38       0.38       0.45       0.49       0.61       0.68         0.83
Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  related
  transactions..........      0.28      (0.27)     (0.15)     (0.38)      0.44       0.58      (0.72)     (1.18)       (0.51)
                          --------   --------   --------   --------   --------   --------   --------   --------   ----------
Total from investment
  operations............      0.60       0.05       0.23          0       0.89       1.07      (0.11)     (0.50)        0.32
                          --------   --------   --------   --------   --------   --------   --------   --------   ----------
LESS DISTRIBUTIONS FROM:
Net investment income...     (0.32)     (0.31)     (0.37)     (0.38)     (0.45)     (0.50)     (0.72)     (0.78)       (0.85)
In excess of net
  investment income.....     (0.01)     (0.06)     (0.02)     (0.07)     (0.05)     (0.02)         0      (0.08)           0
Tax basis return of
  capital...............         0          0      (0.10)         0          0          0          0          0            0
                          --------   --------   --------   --------   --------   --------   --------   --------   ----------
Total distributions.....     (0.33)     (0.37)     (0.49)     (0.45)     (0.50)     (0.52)     (0.72)     (0.86)       (0.85)
                          --------   --------   --------   --------   --------   --------   --------   --------   ----------
NET ASSET VALUE END OF
  YEAR..................  $   4.37   $   4.10   $   4.42   $   4.68   $   5.13   $   4.74   $   4.19   $   5.02   $     6.38
                          --------   --------   --------   --------   --------   --------   --------   --------   ----------
                          --------   --------   --------   --------   --------   --------   --------   --------   ----------
TOTAL RETURN (A)........    15.32%      1.38%      5.66%     (0.41%)    20.28%     27.25%      0.03%     (7.84%)       4.95%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET
  ASSETS:
  Expenses..............     1.96%      1.94%      2.03%      1.84%      2.06%      2.17%      2.34%      2.06%        1.97%
  Expenses excluding
    indirectly paid
    expenses............     1.95%      1.93%         --         --         --         --         --         --           --
  Net investment
    income..............     7.63%      7.92%      8.64%      7.57%      9.30%     10.86%     14.64%     12.77%       12.36%
PORTFOLIO TURNOVER
  RATE..................      138%       116%        82%       110%       125%        94%        78%        45%          75%
NET ASSETS END OF YEAR
  (THOUSANDS)...........  $547,390   $593,681   $764,965   $766,283   $972,164   $841,757   $710,590   $820,940   $1,188,660


                             1988
                          ----------
NET ASSET VALUE
  BEGINNING OF YEAR.....  $     7.66
                          ----------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income...        0.80
Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  related
  transactions..........       (0.71)
                          ----------
Total from investment
  operations............        0.09
                          ----------
LESS DISTRIBUTIONS FROM:
Net investment income...       (0.84)
In excess of net
  investment income.....           0
Tax basis return of
  capital...............           0
                          ----------
Total distributions.....       (0.84)
                          ----------
NET ASSET VALUE END OF
  YEAR..................  $     6.91
                          ----------
                          ----------
TOTAL RETURN (A)........       1.66%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET
  ASSETS:
  Expenses..............       1.82%
  Expenses excluding
    indirectly paid
    expenses............          --
  Net investment
    income..............      11.29%
PORTFOLIO TURNOVER
  RATE..................         81%
NET ASSETS END OF YEAR
  (THOUSANDS)...........  $1,274,673

---------------
(a) Excluding applicable sales charges.

  The Fund may invest up to 50% of its assets in securities that are principally traded in securities markets located outside the United States.

  The Asset Composition table located on page 8 of the prospectus is replaced entirely with the following:

                                          *UNRATED SECURITIES
                                             OF COMPARABLE
                      RATED SECURITIES        QUALITY AS
                       AS PERCENTAGE         PERCENTAGE OF
RATING                OF FUND'S ASSETS       FUND'S ASSETS
-------------------   ----------------    -------------------
AAA                          0.00%                0.00%
AA                           0.00%                0.00%
A                            0.00%                0.00%
BBB                          0.00%                0.00%
BBB split                    1.68%                0.00%
BB                          12.51%                0.00%
BB split                    17.64%                0.00%
B                           54.84%                4.01%
B split                      2.04%                0.00%
CCC                          0.35%                0.23%
D                            0.00%                0.03%
Unrated*                     4.27%
U.S. governments,
  cash, equities
  and others                 6.67%
                          -------
    TOTAL                  100.00%
                          -------

December 1, 1997


  The "Fund Management and Expenses; Sub-Administrator" section is deleted.

  The last sentence of the first paragraph and the second paragraph of the "Fund Management and Expenses; Fund Expenses" section are deleted.

  The Fund's portfolio turnover rates for the fiscal years ended July 31, 1996 and 1997, were 116% and 138%, respectively.

  The sixth paragraph of the "Distribution Plan" section is deleted.

                       STATEMENT OF ADDITIONAL INFORMATION

                      KEYSTONE HIGH INCOME BOND FUND (B-4)

                                December 1, 1997


     This statement of additional information is not a prospectus, but relates to, and should be read in conjunction with, the prospectus of Keystone High Income Bond Fund (B-4) (the "Fund") dated November 29, 1996, as supplemented from time to time. You may obtain a copy of the prospectus from the Fund's principal underwriter, Evergreen Distributor, Inc. or your broker-dealer.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

--------------------------------------------------------------------------------
                                                                            Page

The Fund ......................................................................2
Service Providers..............................................................2
Investment Restrictions........................................................3
Distributions and Taxes........................................................4
Valuation of Securities........................................................5
Brokerage......................................................................5
Sales Charge...................................................................7
Distribution Plan..............................................................8
Trustees and Officers.........................................................10
Investment Adviser............................................................14
Principal Underwriter.........................................................15
Sub-administrator.............................................................16
The Trust Agreement...........................................................16
Expenses......................................................................18
Standardized Total Return and Yield Quotations................................19
Financial Statements..........................................................19
Additional Information........................................................20
Appendix.....................................................................A-1

--------------------------------------------------------------------------------
                                    THE FUND
--------------------------------------------------------------------------------

     The Fund is an open-end, diversified management investment company, commonly known as a mutual fund. The Fund's investment objective is to provide shareholders with generous income. To achieve this objective, the Fund invests primarily in corporate bonds, and its portfolio ordinarily includes a substantial number of bonds that are rated by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service ("Moody's") as below investment grade , i.e., S&P rating below BBB or Moody's rating below Baa. While Keystone Investment Management Company ("Keystone"), the Fund's investment adviser performs its own credit analyses of the Fund's investments and does not rely on ratings assigned by rating services, bonds rated below investment grade are, on balance, considered predominantly speculative.

     Certain information about the Fund is contained in its prospectus. This statement of additional information provides additional information about the Fund that may be of interest to some investors.

--------------------------------------------------------------------------------
                                SERVICE PROVIDERS
--------------------------------------------------------------------------------
Service                                        Provider
-----------------------------------------      ---------------------------------

Investment  adviser (referred to Keystone    Investment  Management  Company,
Berkeley  in  this  SAI  as  "Keystone")     200 Berkeley Street,  Boston,
                                             Massachusetts  02116. (Keystone is
                                             a wholly-owned subsidiary of First
                                             Union Corporation ("First Union"),
                                             located at 301 South College
                                             Street, Charlotte, North Carolina

Principal  underwriter (referred to          Evergreen  Distributor,  Inc.,125
in this SAI as "EDI")                        W. 55th Street, New York, New York
                                             10019

Predecessor to EDI (referred to in           Evergreen Investment Services, Inc.
this SAI as "EIS")                           200 Berkeley Street, Boston,
                                             Massachusetts 02116

Transfer and dividend disbursing             Evergreen Service Company, 200
agent (referred to in this SAI as            Berkeley Street, Boston
"ESC")                                       Massachusetts 02116 (ESC is a
                                             subsidiary of First Union.

Independent Auditor                          KPMG Peat Marwick LLP, 99 High
                                             Street, Boston, Massachusetts
                                             02110, Certified Public Accountants

Custodian                                    State Street Bank and Trust Company
                                             225 Franklin Street, Boston,
                                             Massachusetts 02110


--------------------------------------------------------------------------------
                             INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------


Fundamental Investment Restrictions

     The Fund has adopted the fundamental investment restrictions set forth below, which may not be changed without a vote of the majority of the Fund's outstanding voting shares (as defined in the Investment Company Act of 1940 (the "1940 Act")). Unless otherwise stated, all references to Fund assets are in terms of current market value.

     The Fund may not do any of the following:

     (1) with respect to 75% of its total assets, invest more than 5% of the value of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, all as determined immediately after such investment; provided that these limitations do not apply to investments in securities issued or guaranteed by the United States ("U.S.") government or its agencies or instrumentalities;

     (2) invest more than 5% of the value of its total assets in companies which have been in operation for less than three years;

     (3) borrow money, except that the Fund may (a) borrow money from banks for temporary or emergency purposes in aggregate amounts up to 10% of the value of the Fund's net assets (computed at cost); or (b) enter into reverse repurchase agreements (bank borrowings and reverse repurchase agreements, in aggregate, shall not exceed 10% of the value of the Fund's net assets);

     (4) underwrite securities, except that the Fund may purchase securities from issuers thereof or others and dispose of such securities in a manner consistent with its other investment policies; in the disposition of restricted securities the Fund may be deemed to be an underwriter, as defined in the Securities Act of 1933 (the "1933 Act");

     (5) purchase or sell real estate or interests in real estate, except that it may purchase and sell securities secured by real estate and securities of companies which invest in real estate, and will not purchase or sell commodities or commodity contracts, except that the Fund may engage in currency or other financial futures contracts and related options transactions;

     (6) invest for the primary purpose of exercising control over or management of any issuer;

     (7) make margin purchases or short sales of securities;

     (8) make loans, except that the Fund may make, purchase or hold debt securities and other debt investments, including loans, consistent with its investment objective, lend portfolio securities valued at not more than 15% of its total assets to broker-dealers, and enter into repurchase agreements;

     (9) invest more than 25% of its assets in the securities of issuers in any single industry, other than securities issued by banks and savings and loan associations or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; and

     (10) purchase the securities of any other investment company except in the open market and at customary brokerage rates and in no event more than 3% of the voting securities of any investment company.

     In addition, the Fund will not issue senior securities, except as appropriate to evidence indebtedness which the Fund is permitted to incur pursuant to Investment Restriction (3) above and except for shares of any additional series or portfolios which may be established by the Trustees.

     Non-Fundamental Investment Restrictions

     The Fund intends to follow policies of the Securities and Exchange Commission ("SEC") as they are adopted from time to time with respect to illiquid securities, including, at this time, (1) treating as illiquid, securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books and (2) limiting its holdings of such securities to 15% of its net assets.

     If a percentage limit is satisfied at the time of investment or borrowing, a later increase or decrease resulting from a change in asset value of a security or a decrease in Fund assets is not a violation of the limit. With respect to borrowing, applicable law may require the Fund to reduce the amount of borrowing.

     The Fund has no current intention of attempting to increase its net income by borrowing and intends to repay any borrowings made in accordance with the third investment restriction enumerated above before it makes any additional investments.

--------------------------------------------------------------------------------
                             DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


     The Fund will declare dividends from its net investment income daily and pay such dividends monthly. The Fund will distribute its net capital gains, if any, at least annually. You will ordinarily receive distributions in shares, unless you elect before the record date to receive them as cash. Unless the Fund receives instructions to the contrary, it will assume that you wish to receive that distribution and future gains and income distributions in share. Your instructions continue in effect until changed in writng. If you have not opted to receive cash, the Fund will determine the number of shares that you should receive based in its net asset value per share as computed at the close of business on the ex-divedend date after adjustment for the distribution.

     The Fund's income distributions are largely derived from interest on bonds and thus are not to any significant degree eligible, in whole or in part, for the corporate 70% dividends received deduction. Distributed long-term capital gains are taxable as such to the shareholder regardless of the period of time Fund shares have been held by the shareholder. However, if such shares are held less than six months and redeemed at a loss, the shareholder will recognize a long-term capital loss on such shares to the extent of the long-term capital gain distribution received in connection with such shares. If the net asset value of the Fund's shares is reduced below a shareholder's cost by a capital gains distribution, such distribution, to the extent of the reduction, would be a return of investment though taxable as stated above. Since distributions of capital gains depend upon profits actually realized from the sale of securities by the Fund, they may or may not occur. The foregoing comments relating to the taxation of dividends and distributions paid on the Fund's shares relate solely to federal income taxation. Such dividends and distributions may also be subject to state and local taxes.

     When the Fund makes a distribution, it intends to distribute only its net capital gains and such income as has been predetermined, to the best of the Fund's ability, to be taxable as ordinary income. Shareholders of the Fund will be advised annually of the federal income tax status of distributions.


--------------------------------------------------------------------------------
                             VALUATION OF SECURITIES
--------------------------------------------------------------------------------

     Current value for the Fund's portfolio securities is determined as follows:

     (1) securities traded on an established exchange are valued on the basis of the last sales price on the exchange where the securities are primarily traded prior to the time of the valuation;

     (2) securities traded in the over-the-counter market, for which complete quotations are readily available, are valued at the mean of the bid and asked prices at the time of valuation, unless otherwise specified by the Fund's Board of Trustees;

     (3) short-term investments maturing in sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market;

     (4) short-term investments maturing in more than sixty days are valued at market value;

     (5) securities, including restricted securities, for which complete quotations are not readily available, and other assets are valued at prices deemed in good faith to be fair under procedures established by the Fund's Board of Trustees; and

     (6) securities for which market quotations are readily available are valued on a consistent basis at the price quoted that, in the opinion of the Fund's Board of Trustees or the person designated by the Fund's Board of Trustees to make the determination, most nearly represents the market value of the particular security.

     The Fund believes that reliable market quotations are generally not readily available for purposes of valuing fixed income securities. As a result, depending on the particular securities owned by the Fund, it is likely that most of the valuations for such securities will be based upon fair value determined under the procedures that have been approved by the Fund's Board of Trustees. The Fund's Board of Trustees has authorized the use of a pricing service to determine the fair value of the Fund's fixed income securities and certain other securities.

--------------------------------------------------------------------------------
                                    BROKERAGE
--------------------------------------------------------------------------------


     Selection of Brokers

     In effecting transactions in portfolio securities for the Fund, Keystone seeks the best execution of orders at the most favorable prices. Keystone determines whether a broker has provided the Fund with best execution and price in the execution of a securities transaction by evaluating, among other things:


     1. overall direct net economic result to the Fund;

     2. the efficiency with which the transaction is effected;

     3. the broker's ability to effect the transaction where a large block is involved;

     4. the broker's readiness to execute potentially difficult transactions in the future;

     5. the financial strength and stability of the broker; and

     6. the receipt of research services, such as analyses and reports concerning issuers, industries, securities, economic factors and trends and other statistical and factual information ("research services").

     The Fund's management weighs these considerations in determining the overall reasonableness of the brokerage commissions paid.

     Should the Fund or Keystone receive services from a broker, the Fund would consider such services to be in addition to, and not in lieu of, the services Keystone is required to perform under the Advisory Agreement (as defined below). Keystone believes that the cost, value and specific application of such services are generally indeterminable and cannot be practically allocated between the Fund and its other clients who may indirectly benefit from the availability of such information. Similarly, the Fund may indirectly benefit from information made available as a result of transactions effected for Keystone's other clients. Under the Advisory Agreement, Keystone is permitted to pay higher brokerage commissions for brokerage and research services in accordance with
Section 28(e) of the Securities Exchange Act of 1934. In the event Keystone follows such a practice, it will do so on a basis that is fair and equitable to the Fund.

     Neither the Fund nor Keystone intends on placing securities transactions with any particular broker. The Fund's Board of Trustees has determined, however, that the Fund may consider sales of Fund shares as a factor when selecting brokers to execute portfolio transactions, subject to the requirements of best execution described above.

Brokerage Commissions

     The Fund expects to purchase and sell its securities and temporary instruments through principal transactions. Bonds and money market instruments are normally purchased directly from the issuer or from an underwriter or market maker for the securities. In general, the Fund will not pay brokerage commissions for such purchases. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

General Brokerage Policies

     In order to take advantage of the availability of lower purchase prices, the Fund may participate, if and when practicable, in group bidding for the direct purchase from an issuer of certain securities.

     Keystone makes investment decisions for the Fund independently from those of its other clients. It may frequently develop, however, that Keystone will make the same investment decision for more than one client. Simultaneous transactions are inevitable when the same security is suitable for the investment objective of more than one account. When two or more of its clients are engaged in the purchase or sale of the same security, Keystone will allocate the transactions according to a formula that is equitable to each of its clients. Although, in some cases, this system could have a detrimental effect on the price or volume of the Fund's securities, the Fund believes that in other cases its ability to participate in volume transactions will produce better executions.

     The Fund does not purchase portfolio securities from or sell portfolio securities to Keystone, EDI, or any of their affiliated persons, as defined in the Investment Company Act of 1940 (the "1940 Act").

     The Fund's Board of Trustees periodically reviews the Fund's brokerage policy. In the event of further regulatory developments affecting the securities exchanges and brokerage practices generally, the Fund's Board of Trustees may change, modify or eliminate any of the foregoing practices.

--------------------------------------------------------------------------------
                                  SALES CHARGE
--------------------------------------------------------------------------------

     The Fund may charge a contingent deferred sales charge (a "CDSC") when you redeem certain of its shares within four calendar years of purchase. The Fund charges a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Plan"). If imposed, the Fund deducts the CDSC from the redemption proceeds you would otherwise receive. CDSCs attributable to your shares are, to the extent permitted by the National Association of Securities Dealers, Inc. ("NASD"), paid to EDI or its predecessor.

Calculating the CDSC

     The CDSC is a declining percentage of the lesser of (1) the net asset value of the shares you redeemed, or (2) the total cost of such shares. The CDSC is calculated according to the following schedule:

Redemption Timing                                                           CDSC
During the calendar year of purchase.......................................4.00%
During the calendar year after the
  year of purchase.........................................................3.00%
During the second calendar
  year after the year of purchase..........................................2.00%
During the third calendar year
  after the year of purchase...............................................1.00%
Thereafter.................................................................0.00%

     In determining whether a CDSC is payable and, if so, the percentage charge applicable, the Fund will first redeem shares not subject to a CDSC and will then redeem shares you have held the longest.

     CDSC Waivers. The Fund does not impose a CDSC when the amount you are redeeming represents:

     1. an increase in the value of the shares redeemed (the value of your account with respect to shares purchased prior to January 1, 1997) above the total cost of such shares due to increases in the net asset value per share of the Fund;

     2. certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

     3. shares you have held for all or part of more than four consecutive calendar years;

     4. shares that are held in the accounts of a shareholder who has died or become disabled;

     5. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA");

     6. automatic withdrawals from the ERISA plan of a shareholder who is at least 59 1/2 years old;

     7. shares in an account that the Fund has closed because the account has an aggregate net asset value of less than $1,000;

     8. automatic withdrawals under a Systematic Withdrawal Plan of up to 1% per month of your initial account balance;

     9.   withdrawals   consisting  of  loan  proceeds  to  a  retirement   plan
participant;

     10. financial hardship withdrawals made by a retirement plan participant;

     11. withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

     12. shares purchased by a bank or trust company in a single account in the name of such bank or trust company as trustee if the initial investment in shares of the Fund, any Keystone Classic Fund and/or any Evergreen Fund, is at least $500,000 and any commission paid by the Fund and such other fund at the time of such purchase is not more than 1% of the amount invested.

     13. shares purchased by certain Directors, Trustees, officers and employees of the Fund, Keystone and certain of their affiliates; and

     14. shares purchased by registered representatives of firms with dealer agreements with EDI.

     Exchanges. The Fund does not charge a CDSC on exchanges of shares between funds in the Keystone Classic Fund Family that have adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act. If you do exchange shares of one such fund for shares of another such fund, the Fund will deem the calendar year of the exchange, for purposes of any future CDSC, to be the year the shares tendered for exchange were originally purchased.

--------------------------------------------------------------------------------
                                DISTRIBUTION PLAN
--------------------------------------------------------------------------------

     Rule 12b-1 under the 1940 Act permits investment companies, such as the Fund, to use their assets to bear the expenses of distributing their shares, if they comply with various conditions, including the adoption of a distribution plan containing certain provisions set forth in Rule 12b-1. The Fund bears some of the costs of selling its shares under a Distribution Plan adopted pursuant to Rule 12b-1 (the "Distribution Plan").

     The Fund's Distribution Plan provides that the Fund may expend up to 0.3125% quarterly (1.25% annually) of the average daily net asset value of its shares to pay distribution costs for sales of its shares and to pay shareholder service fees. The NASD limits such annual expenditures to 1.00%, of which 0.75% may be used to pay such distribution costs and 0.25% may be used to pay shareholder service fees. The NASD also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the Fund's Distribution Plan plus interest at the prime rate plus 1% on unpaid amounts thereof (less any CDSCs paid by shareholders to the Principal Underwriter or its predecessor).

     Payments under the Distribution Plan are currently made to the Principal Underwriter (which may reallow all or part to others, such as broker-dealers)
(1) as commissions for Fund shares sold; and (2) as shareholder service fees in respect of shares maintained by the recipients and outstanding on the Fund's books for specific periods; and (3) as interest. Amounts paid or accrued to the Principal Underwriter or its predecessor under (1) and (2) in the aggregate may not exceed the limitation referred to above. The Principal Underwriter generally reallows to broker-dealers or others a commission equal to 4.00% of the price paid for each Fund share sold. In addition, the Principal Underwriter generally reallows to broker-dealers or others a shareholder service fee at a rate of 0.25% per annum of the net asset value of shares maintained by such recipients and outstanding on the books of the Fund for specified periods.

     If the Fund is unable to pay the Principal Underwriter a commission on a new sale because the annual maximum (0.75% of average daily net assets) has been reached, the Principal Underwriter intends, but is not obligated, to continue to accept new orders for the purchase of Fund shares and to pay commissions and service fees to broker-dealers in excess of the amount it currently receives from the Fund ("Advances"). While the Fund is under no contractual obligation to pay such Advances, the Principal Underwriter intends to seek full payment of such Advances from the Fund (together with interest at the rate of prime plus 1%) at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits. If the Fund's Independent Trustees (Trustees who are not interested persons, as defined in the 1940 Act, of the Fund and who have no direct or indirect financial interest in the Fund's Distribution Plan or any agreement related thereto) authorize such Advances, the effect will be to extend the period of time during which the Fund incurs the maximum amount of costs allowed by the Distribution Plan.

     The total amounts paid by the Fund under the foregoing arrangements may not exceed the maximum Distribution Plan limit specified above, and the amounts and purposes of expenditures under the Distribution Plan must be reported to the Fund's Independent Trustees quarterly. The Fund's Independent Trustees may require or approve changes in the implementation or operation of the Distribution Plan and may require that total expenditures by the Fund under the Distribution Plan be kept within limits lower than the maximum amount permitted by the Distribution Plan as stated above. If such costs are not limited by the Independent Trustees, such costs could, for some period of time, be higher than such costs permitted by most other plans presently adopted by other investment companies.

     The Distribution Plan may be terminated at any time by vote of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the Fund. If the Distribution Plan is terminated, the Principal Underwriter will ask the Independent Trustees to take whatever action they deem appropriate under the circumstances with respect to payment of Advances.

     Any change in the Distribution Plan that would materially increase the distribution expenses of the Fund provided for in the Distribution Plan requires shareholder approval. Otherwise, the Distribution Plan may be amended by votes of the majority of both (1) the Fund's Trustees and (2) the Independent Trustees cast in person at a meeting called for the purpose of voting on such amendment.

     While the Distribution Plan is in effect, the Fund is required to commit the selection and nomination of candidates for Independent Trustees to the discretion of the Independent Trustees.

     The Independent Trustees of the Fund have determined that the sales of the Fund's shares resulting from payments under the Distribution Plan have benefited the Fund.

--------------------------------------------------------------------------------
                              TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

         The Trustees and officers of the Fund, their principal occupations and some of their affiliations over the last five years are as follows:

FREDERICK AMLING:                         Trustee of the Fund;  Trustee or Director of certain  other funds in
                                          the   Evergreen   Family   of Funds; Professor, Finance Department,  George
                                          Washington   University;    President, Amling & Company (investment  advice);
                                          and former Member,  Board of Advisers, Cre dito Emilano (banking).

LAURENCE B. ASHKIN:                       Trustee of the Fund; Trustee or Director of certain other funds in the Evergreen Family of Funds; real estate developer and
                                          construction consultant; and President of Centrum Equities and
                                          Centrum Properties, Inc.

CHARLES A. AUSTIN III:                    Trustee of the Fund; Trustee or Director of certain other funds in the Evergreen Family of Funds; Investment Counselor to Appleton
                                          Partners, Inc.; and former Managing Director, Seaward
                                          Management Corporation (investment advice).

FOSTER BAM:                               Trustee of the Fund; Trustee or Director of certain other funds in the Evergreen Family of Funds; Partner in the law firm of
                                          Cummings & Lockwood; Director, Symmetrix, Inc. (sulphur
                                          company) and Pet Practice, Inc. (veterinary services); and former
                                          Director, Chartwell Group Ltd. (manufacturer of office furnishings and accessories), Waste Disposal Equipment Acquisition
                                          Corporation and Rehabilitation Corporation of America
                                          (rehabilitation hospitals).

*GEORGE S. BISSELL:                       Chief Executive Officer of the Fund and certain other funds in the
                                          Evergreen Family of Funds; Chairman of the Board and Trustee of
                                          the Fund; Chairman of the Board and Trustee of Anatolia College;
                                          Trustee of University Hospital (and Chairman of its Investment
                                          Committee); former Director and Chairman of the Board of
                                          Hartwell Keystone Advisers, Inc.; and former Chairman of the
                                          Board, Director and Chief Executive Officer of Keystone
                                          Investments, Inc.

EDWIN D. CAMPBELL:                        Trustee of the Fund; Trustee or Director of certain other funds in the Evergreen Family of Funds; Principal, Padanaram Associates,
                                          Inc.; and former Executive Director, Coalition of Essential Schools,
                                          Brown University.

CHARLES F. CHAPIN:                        Trustee of the Fund; Trustee or Director of certain other funds in the Evergreen Family of Funds; and former Director, Peoples Bank
                                          (Charlotte, NC).

K. DUN GIFFORD:                           Trustee of the Fund; Trustee or Director of certain other funds in the Evergreen  Family of Funds; Trustee, Treasurer and Chairman
                                          of the Finance Committee, Cambridge College; Chairman Emeritus
                                          and Director, American Institute of Food and Wine;  Chairman and
                                          President, Oldways Preservation and Exchange Trust (education);
                                          former Chairman of the Board, Director, and Executive Vice Presi
                                          dent, The London Harness Company; former Managing Partner,
                                          Roscommon Capital Corp.; former Chief Executive Officer, Gifford
                                          Gifts of Fine Foods; former Chairman, Gifford, Drescher & Asso ciates (environmental consulting); and former Director, Keystone
                                          Investments, Inc. and Keystone.

JAMES S. HOWELL:                          Trustee of the Fund; Trustee or Director of all other funds in the
                                          Evergreen Family of Funds; former Chairman of the Distribution
                                          Foundation for the Carolinas; and former Vice President of Lance
                                          Inc. (food manufacturing).

LEROY KEITH, JR.:                         Trustee of the Fund; Trustee or Director of certain other funds in the Evergreen Family of Funds; Chairman of the Board and Chief
                                          Executive Officer, Carson Products Company; Director of Phoenix
                                          Total Return Fund and Equifax, Inc.; Trustee of Phoenix Series
                                          Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge
                                          Series Fund; and former President, Morehouse College.

F. RAY KEYSER, JR.:                       Trustee of the Fund; Trustee or Director of certain other funds in the Evergreen Family of Funds; Chairman and Of Counsel, Keyser,
                                          Crowley & Meub, P.C.; Member, Governor's (VT) Council of Eco
                                          nomic Advisers; Chairman of the Board and Director, Central
                                          Vermont Public Service Corporation and Lahey Hitchcock Clinic;
                                          Director, Vermont Yankee Nuclear Power Corporation, Grand
                                          Trunk Corporation, Grand Trunk Western Railroad, Union Mutual
                                          Fire Insurance Company, New England Guaranty Insurance Com
                                          pany, Inc., and the Investment Company Institute; former Director and President, Associated Industries of Vermont; former Director of Keystone, Central Vermont Railway, Inc., S.K.I. Ltd., and Arrow
                                          Financial Corp.; and former Director and Chairman of the Board,
                                          Proctor Bank and Green Mountain Bank.

GERALD M. MCDONNELL:                      Trustee of the Fund; Trustee or Director of all other funds in the
                                          Evergreen Family of Funds (except Evergreen Variable Trust); and
                                          Sales Representative with Nucor-Yamoto, Inc. (steel producer).

THOMAS L. MCVERRY:                        Trustee of the Fund; Trustee or Director of all other funds in the
                                          Evergreen Family of Funds (except Evergreen Variable Trust);
                                          former Vice President and Director of Rexham Corporation; and
                                          former Director of Carolina Cooperative Federal Credit Union.

*WILLIAM WALT PETTIT:                     Trustee of the Fund; Trustee or Director of all other funds in the
                                          Evergreen Family of Funds (except Evergreen Variable Trust); and
                                          Partner in the law firm of  Holcomb and Pettit, P.A.

DAVID M. RICHARDSON:                      Trustee of the Fund; Trustee or Director of certain other funds in the Evergreen Family of Funds; Vice Chair and former Executive
                                          Vice President, DHR International, Inc. (executive recruitment);
                                          former Senior Vice President, Boyden International Inc. (executive recruitment); and Director, Commerce and Industry Association of
                                          New Jersey, 411 International, Inc., and J&M Cumming Paper Co.

RUSSELL A. SALTON, III MD:                Trustee of the Fund; Trustee or Director of all other funds in the
                                          Evergreen Family of Funds; Medical Director, U.S. Health
                                          Care/Aetna Health Services; and former Managed Health Care
                                          Consultant; former President, Primary Physician Care.

MICHAEL S. SCOFIELD:                      Trustee of the Fund; Trustee or Director of all other funds in the
                                          Evergreen Family of Funds; and Attorney, Law Offices of Michael
                                          S. Scofield.

RICHARD J. SHIMA:                         Trustee of the Fund; Trustee or Director of certain other funds in the Evergreen Family of Funds; Chairman, Environmental
                                          Warranty, Inc. (insurance agency); Executive Consultant, Drake
                                          Beam Morin, Inc. (executive outplacement); Director of Connecticut
                                          Natural Gas Corporation, Hartford Hospital, Old State House
                                          Association, Middlesex Mutual Assurance Company, and Enhance
                                          Financial Services, Inc.; Chairman, Board of Trustees, Hartford
                                          Graduate Center; Trustee, Greater Hartford YMCA; former
                                          Director, Vice Chairman and Chief Investment Officer, The
                                          Travelers Corporation; former Trustee, Kingswood-Oxford School;
                                          and former Managing Director and Consultant, Russell Miller, Inc.

ANDREW J. SIMONS:                         Trustee of the Fund; Trustee or Director of certain other funds in the Evergreen Family of Funds; Partner, Farrell, Fritz,
                                          Caemmerer, Cleary, Barnosky & Armentano, P.C.; Adjunct
                                          Professor of Law and former Associate Dean, St. John's University
                                          School of Law; Adjunct Professor of Law, Touro College School of
                                          Law; and former President, Nassau County Bar Association.

JOHN J. PILEGGI:                          President and Treasurer of the Fund;  President  and Treasurer of
                                          all  other  funds  in  the   Evergreen Family  of  Funds;   Senior   Managing
                                          Director,  Furman Selz LLC since 1992; Managing  Director  from 1984 to 1992;
                                          Consultant,  BISYS Fund Services since 1996; 230 Park Avenue,  Suite 910, New
                                          York, NY.

GEORGE O. MARTINEZ:                       Secretary of the Fund; Secretary of all other funds in the
                                          Evergreen Family of Funds; Senior Vice President      and     Director     of
                                          Administration      and     Regulatory Services,  BISYS Fund  Services  since
                                          1995; Vice President/Assistant General Counsel,  Alliance Capital  Management
                                          from 1988 to 1995;  3435 Stelzer Road,Columbus, Ohio.


     *This Trustee may be considered an "interested person" of the Fund within the the meaning of the 1940 Act.

     As of October 30, 1997, the Trustees and officers of the Fund, as a group, beneficially owned less than 1% of the Fund's then outstanding shares.

     Except as set forth above, the address of all the Fund's Trustees and the address of the Fund is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

     Set forth below for the fiscal year ended July 31, 1997 is the aggregate compensation paid to each Trustee by the Fund and the Evergreen Keystone Fund family:

Name of Person,          Aggregate                     Total
Position                 Compensation                  Compensation
                         From Registrant               From Registrant
                                                       And Fund
                                                       Complex Paid To
                                                       Trustees

L.B. Ashkin             $2,221                         $65,100
F. Bam                  $1,921                         $52,675
R.J. Jeffries           $0                             $13,100
J.S. Howell             $2,371                         $102,500
G.M. McDonnell          $2,371                         $89,200
T.L.McVerry             $2,271                         $93,700
W.W. Petit              $2,271                         $91,825
R.A. Salton             $2,121                         $94,500
M.S. Scofield           $2,221                         $95,700
F. Amling               $3,446                         $43,200
C.A. Austin             $3,446                         $43,200
G.S. Bissell            $2,221                         $28,500
E.D. Campbell           $3,246                         $40,800
C.F. Chapin             $3,246                         $40,800
K.D. Gifford            $3,146                         $39,600
L. Keith                $3,296                         $41,400
F.R. Keyser             $3,396                         $56,950
D.M. Richardson         $3,446                         $43,200
R.J. Shima              $3,296                         $55,750
A.J. Simons             $3,296                         $41,400

--------------------------------------------------------------------------------
                               INVESTMENT ADVISER
--------------------------------------------------------------------------------


     Subject to the general supervision of the Fund's Board of Trustees, Keystone provides investment advice, management and administrative services to the Fund.

     Keystone and is indirectly owned by First Union, headquartered in Charlotte, North Carolina. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States.

     Pursuant to the Advisory Agreement and subject to the supervision of the Fund's Board of Trustees, Keystone furnishes to the Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. Keystone pays for all of the expenses incurred in connection with the provision of its services.

     All charges and expenses, other than those specifically referred to as being borne by Keystone, will be paid by the Fund, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) costs and expenses under the Distribution Plan;
(8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws;
(11) expenses of preparing, printing and mailing prospectuses, statements of additional information, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees of the Fund on matters relating to the Fund; and (14) charges and expenses of filing annual and other reports with the SEC and other authorities, and all extraordinary charges and expenses of the Fund.

         The Fund pays Keystone a fee for its services at the annual rate set forth below:
                                                              Aggregate Net
                                                              Asset Value of the
Management Fee                     Income                     Shares of the Fund
--------------------------------------------------------------------------------
                            2% of gross dividend and
                              interest income plus

0.50% of the first                                           $  100,000,000 plus
0.45% of the next                                            $  100,000,000 plus
0.40% of the next                                            $  100,000,000 plus
0.35% of the next                                            $  100,000,000 plus
0.30% of the next                                            $  100,000,000 plus
0.25% of amounts over                                            $  500,000,000.

     Keystone's fee is computed as of the close of business each business day and payable monthly.

     Under the Advisory Agreement, any liability of Keystone in connection with rendering services thereunder is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

     The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Fund or by a vote of a majority of the Fund's outstanding shares (as defined in the 1940 Act). In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Fund's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its assignment.


--------------------------------------------------------------------------------
                              PRINCIPAL UNDERWRITER
--------------------------------------------------------------------------------

     The Fund has entered into a Principal Underwriting Agreement (the "Underwriting Agreement") with EDI, which is not affiliated with First Union. EIS, the Fund's former principal underwriter, may receive compensation from the Fund or EDI in respect of underwriting and distribution services performed prior to the termination of EIS as principal underwriter. In addition, EIS may also be compensated by EDI for the provision of certain marketing support services to EDI at an annual rate of up to .75% of the average daily net assets of the Fund, subject to certain restrictions.

     EDI, as agent, has agreed to use its best efforts to find purchasers for the shares. EDI may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that EDI will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it. In its capacity as principal underwriter, EDI or EIS, its predecessor, may receive payments from the Fund pursuant to the Fund's Distribution Plan.

     The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (1) by a vote of a majority of the Independent Trustees, and (2) by vote of a majority of the Trustees, in each case, cast in person at a meeting called for that purpose.

     The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares. The Underwriting Agreement will terminate automatically upon its assignment.

     From time to time, if, in EDI's judgment, it could benefit the sales of Fund shares, EDI may provide to selected broker-dealers promotional materials and selling aids, including, but not limited to, personal computers, related software, and Fund data files.

--------------------------------------------------------------------------------
                                SUB-ADMINISTRATOR
--------------------------------------------------------------------------------


     BISYS provides personnel to serve as officers of the Fund, and provides certain administrative services to the Fund pursuant to a sub-administrator agreement. For its services under that agreement, BISYS receives from Keystone a fee based on the aggregate average daily net assets of the Fund at a rate based on the total assets of all mutual funds administered by BISYS for which FUNB affiliates also serve as investment adviser. The sub-administrator fee is calculated in accordance with the following schedule:


                              Aggregate Average Daily Net Assets Of Mutual Funds
Sub-Administrator               Administered By BISYS For Which Any Affiliate Of
Fee                                            FUNB Serves As Investment Adviser
--------------------------------------------------------------------------------

0.0100%                                                  on the first $7 billion
0.0075%                                                   on the next $3 billion
0.0050%                                                  on the next $15 billion
0.0040%                                       on assets in excess of $25 billion

--------------------------------------------------------------------------------
                               THE TRUST AGREEMENT
--------------------------------------------------------------------------------


     The Fund is a Pennsylvania common law trust established under a Trust Agreement dated July 15, 1935, as restated and amended (the "Trust Agreement"). The Trust Agreement provides for a Board of Trustees and enables the Fund to enter into an agreement with an investment manager and/or adviser to provide the Fund with investment advisory, management, and administrative services. A copy of the Trust Agreement is on file as an exhibit to the Fund's Registration Statement, of which this statement of additional information is a part. This summary is qualified in its entirety by reference to the Trust Agreement.

Description of Shares

     The Trust Agreement authorizes the issuance of an unlimited number of shares of beneficial interest and the creation of additional series and/or classes of series of Fund shares. Each share represents an equal proportionate interest in the Fund with each other share of that class. Upon liquidation, shares are entitled to a pro rata share in the net assets of their class of Fund shares. Shareholders shall have no preemptive or conversion rights. Shares are transferable. The Fund currently intends to issue only one class of shares.


Shareholder Liability

     Pursuant to court decisions or other theories of law, shareholders of a Pennsylvania common law trust could possibly be held personally liable for the obligations of the Fund. The possibility of Fund shareholders incurring financial loss under such circumstances appears to be remote, however, because the Trust Agreement (1) contains an express disclaimer of shareholder liability for obligations of the Fund; (2) requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees; and (3) provides for indemnification out of Fund property for any shareholder held personally liable for the obligations of the Fund.

Voting Rights

     Under the terms of the Trust Agreement, the Fund does not hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, shares are entitled to one vote per share. Shares generally vote together as one class on all matters. No amendment may be made to the Trust Agreement that adversely affects any class of shares without the approval of a majority of the shares of that class. There shall be no cumulative voting in the election of Trustees.

     After a meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law, or unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

     Except as set forth above, the Trustees shall continue to hold office indefinitely unless otherwise required by law and may appoint successor Trustees. A Trustee may cease to hold office or may be removed from office (as the case may be) (1) at any time by a two-thirds vote of the remaining Trustees;
(2) when such Trustee becomes mentally or physically incapacitated; or (3) at a special meeting of shareholders by a two-thirds vote of the outstanding shares. Any Trustee may voluntarily resign from office.

Limitation of Trustees' Liability

     The Trust Agreement provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees, or investment advisers, shall not be liable for any neglect or wrongdoing of any such person; provided, however, that nothing in the Trust Agreement shall protect a Trustee against any liability for his willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties.


     The Trustees have absolute and exclusive control over the management and disposition of all assets of the Fund and may perform such acts as in their sole judgment and discretion are necessary and proper for conducting the business and affairs of the Fund or promoting the interests of the Fund and the shareholders.

--------------------------------------------------------------------------------
                                    EXPENSES
--------------------------------------------------------------------------------


Investment Advisory Fee

     For each of the Fund's last three fiscal years, the table below lists the total dollar amounts paid by (1) the Fund to Keystone Management, Inc. ("Keystone Management"), the Fund's former investment manager, for services rendered under the Management Agreement and (2) by Keystone Management to Keystone for services rendered under the Advisory Agreement. For more information, see "Investment Adviser."

                           Fee Paid to Keystone             Fee Paid to
                           Management under                 Keystone under
                           the Management                   the Advisory
Fiscal Year Ended          Agreement                        Agreement

July 31, 1997              $1,225,118                       $3,259,222
July 31, 1996              $1,492,757                       $3,788,171
July 31, 1995              $1,318,897                       $4,040,007

Distribution Plan Expenses

     For the fiscal year ended July 31, 1997, the Fund paid $5,686,181 to EDI or EIS under its Distribution Plan. For more information, see "Distribution Plan."

Underwriting Commissions

         For each of the Fund's last three fiscal years, the table below lists the aggregate dollar amounts of underwriting commissions (distribution fees, plus CDSCs) paid to EDI or EIS with respect to the public distribution of the
     Fund's shares. The table also indicates the aggregate dollar amount of underwriting commissions retained by EDI or EIS. For more information, see "Principal Underwriter" and "Sales Charges."

                                                      Aggregate Dollar Amount of
                      Aggregate Dollar Amount of      Underwriting Commissions
Fiscal Year Ended     Underwriting Commissions Paid   Retained

July 31, 1997              $4,909,107                 $4,122,547

July 31, 1996              $6,747,276                 $3,208,491

July 31, 1995              $7,116,706                 $4,444,407

Brokerage Commissions

Fiscal Year Ended          Brokerage Commissions Paid

July 31, 1997              $3,488

July 31, 1996              $275,207

July 31, 1995              $9,302



--------------------------------------------------------------------------------


                 STANDARDIZED TOTAL RETURN AND YIELD QUOTATIONS

--------------------------------------------------------------------------------


     Total return quotations for the Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over the one, five, and ten year periods on a hypothetical $1,000 investment that would equate the initial amount invested to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the one, five, or ten year periods.

     The average  annual rates of return for the one, five, and ten year periods
ended  July  31,  1997  were  12.32%  (including   CDSCs),   8.15%,  and  6.36%,
respectively.

     Current yield quotations as they may appear from time to time in advertisements will consist of a quotation based on a 30-day period ended on the date of the most recent balance sheet of the Fund, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the base period. The Fund's current yield for the 30-day period ended July 31, 1997 was 7.40%.



--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


     The Fund's financial statements for the fiscal year ended July 31, 1997, and the report thereon of KPMG Peat Marwick LLP, are incorporated by reference herein from the Fund's Annual Report, as filed with the Commission pursuant to
Section 30(d) of the 1940 Act and Rule 30d-1 thereunder.

     A copy of the Fund's Annual Report will be furnished upon request and without charge. Requests may be made in writing to ESC, P.O. Box 2121, Boston, Massachusetts 02106-2121, or by calling ESC toll free at 1-800-343-2898.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------



     Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

     No dealer, salesman, or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, this statement of additional information, or in supplemental sales literature issued by the Fund or the Principal Underwriter, and no person is entitled to rely on any information or representation not contained therein.

     If conditions arise that would make it undesirable for the Fund to pay for all redemptions in cash, the Fund may authorize payment to be made in portfolio securities or other property. The Fund has obligated itself, however, under the 1940 Act, to redeem for cash all shares presented for redemption by any one shareholder in any 90-day period up to the lesser of $250,000 or 1% of the Fund's net assets. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs when these securities are sold.

     The Fund's prospectus and this statement of additional information omit certain information contained in the registration statement filed with the SEC, which may be obtained from the SEC's principal office in Washington, D.C. upon payment of the fee prescribed by the rules and regulations promulgated by the SEC.

     On October 31, 1997, Merrill Lynch, Pierce, Fenner & Smith, Attn: Fund Administration, 4800 Deer Lake Drive E 3rd Floor, Jacksonville, FL 32246-6484 owned of record 10.88% of the Fund's shares.

________________________________________________________________________________

                                    APPENDIX
________________________________________________________________________________

                             CORPORATE BOND RATINGS

A.  S&P Corporate Bond Ratings

     A S&P corporate bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the U.S., with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.

     The ratings are based, in varying degrees, on the following considerations:

     a. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     b. Nature of and provisions of the obligation; and

     c. Protection afforded by and relative position of the obligation in the event of bankruptcy reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     PLUS (+) OR MINUS (-): To provide more detailed indications of credit quality, ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Bond ratings are as follows:

     1. AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     2. AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     3. A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     4. BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     5. BB, B, CCC, CC and C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     6. CI - The rating CI is reserved for income bonds on which no interest is being paid.

     7. D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

     B. Moody's Corporate Bond Ratings

     Moody's ratings are as follows:

     1. Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     2. Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in Aaa securities.

     3. A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     4. Baa - Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     5. Ba - Bonds that are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     6. B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         7. Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     8. Ca - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

     9. C - Bonds that are rated as C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's Investors Service ("Moody's") applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


                          ZERO COUPON "STRIPPED" BONDS

     A zero coupon "stripped" bond represents ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Coupon zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

     In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

     For federal income tax purposes, a purchaser of principal zero coupon bonds or coupon zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and coupon zero coupon bonds representing interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market values at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds items.


                           PAYMENT-IN-KIND SECURITIES

     Payment-in-kind ("PIK") securities pay interest in either cash or additional securities, at the issuer's option, for a specified period. The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

     PIKs, like zero coupon bonds, are designated to give an issuer flexibility in managing cash flow. Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

     An advantage of PIKs for the issuer - as with zero coupon securities - is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash- paying securities. However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

     As a group, PIK bonds trade flat (i.e., without accrued interest). Their price is expected to reflect an amount representing accreted interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

     Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount, because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

     Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital. Sixty-eight percent of the PIK debentures issued prior to 1987 have already been redeemed, and approximately 35% of the over $10 billion PIK debentures issued through year-end 1988 have been retired.


                          EQUIPMENT TRUST CERTIFICATES

     Equipment Trust Certificates are a mechanism for financing the purchase of transportation equipment, such as railroad cars and locomotives, trucks, airplanes and oil tankers.

     Under an equipment trust certificate, the equipment is used as the security for the debt and title to the equipment is vested in a trustee. The trustee leases the equipment to the user, i.e., the railroad, airline, trucking or oil company. At the same time equipment trust certificates in an aggregate amount equal to a certain percentage of the equipment's purchase price are sold to lenders. The trustee pays the proceeds from the sale of certificates to the manufacturer. In addition, the company using the equipment makes an initial payment of rent equal to their balance of the purchase price to the trustee, which the trustee then pays to the manufacturer. The trustee collects lease payments from the company and uses the payments to pay interest and principal on the certificates. At maturity, the certificates are redeemed and paid, the equipment is sold to the company and the lease is terminated.

     Generally, these certificates are regarded as obligations of the company that is leasing the equipment and are shown as liabilities on its balance sheet. However, the company does not own the equipment until all the certificates are redeemed and paid. In the event the company defaults under its lease, the trustee terminates the lease. If another lessee is available, the trustee leases the equipment to another user and makes payments on the certificates from new lease rentals.

                              LIMITED PARTNERSHIPS

     The Fund may invest in limited and master limited partnerships. A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development and other projects.

     For an organization classified as a partnership under the Internal Revenue Code, each item of income, gain, loss, deduction and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid taxation and to pass through income to the holder of the partnership unit at lower individual rates.

     A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the Securities and Exchange Commission ("SEC") and are freely exchanged on a securities exchange or in the over-the-counter market.


                         MOODY'S PREFERRED STOCK RATINGS

     Preferred stock ratings and their definitions are as follows:

     1. aaa: An issue that is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     2. aa: An issue that is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     3. a: An issue that is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     4. baa: An issue that is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     5. ba: An issue that is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     Moody's applies numerical modifiers 1, 2 and 3 in each rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category. The modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


                            MONEY MARKET INSTRUMENTS

     The Fund's investments in commercial paper are limited to those rated A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch Investors Service, L.P. (Fitch). These ratings and other money market instruments are described as follows:

Commercial Paper Ratings

     Commercial paper rated A-1 by Standard & Poor's has the following characteristics: Liquidity ratios are adequate to meet cash requirements. The issuer's long-term senior debt is rated A or better, although in some cases BBB credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry.

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative- type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public preparations to meet such obligations. Relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.

     The rating F-1 is the highest rating assigned by Fitch. Among the factors considered by Fitch in assigning this rating are: (1) the issuer's liquidity;
(2) its standing in the industry; (3) the size of its debt; (4) its ability to service its debt; (5) its profitability; (6) its return on equity; (7) its alternative sources of financing; and (8) its ability to access the capital markets. Analysis of the relative strength or weakness of these factors and others determines whether an issuer's commercial paper is rated F-1.

     United States Government Securities

     Securities issued or guaranteed by the U.S. Government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years, and Treasury bonds generally have maturities of greater than ten years at the date of issuance.

     Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include direct obligations of the U.S. Treasury and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business
Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board and Federal National Mortgage Association.

     Some obligations of U.S. Government agencies and instrumentalities, such as Treasury bills and Government National Mortgage Association ("GNMA") pass-through certificates, are supported by the full faith and credit of the United States; others, such as securities of Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the U.S. Government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in the securities issued by such an instrumentality only when Keystone determines that the credit risk with respect to the instrumentality does not make its securities unsuitable investments. U.S.
Government   securities   will   not   include    international    agencies   or
instrumentalities in which the U.S. Government, its agencies or instrumentalities participate, such as the World Bank, the Asian Development Bank or the InterAmerican Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

Certificates of Deposit

     Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

     Certificates of deposit will be limited to U.S. dollar-denominated certificates of U.S. banks, including their branches abroad, and of U.S. branches of foreign banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation and have at least $1 billion in deposits as of the date of their most recently published financial statements.

     The Fund will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Fund does not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.

Bankers' Acceptances

     Bankers' acceptances typically arise from short term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by the Fund must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion and must be payable in U.S. dollars.


                              OPTIONS TRANSACTIONS

Writing Covered Options

     The Fund writes only covered options. Options written by the Fund will normally have expiration dates of not more than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the times the options are written.

     Unless the option has been exercised, the Fund may close out an option it has written by effecting a closing purchase transaction, whereby it purchases an option covering the same underlying security and having the same exercise price and expiration date ("of the same series") as the one it has written. If the Fund desires to sell a particular security on which it has written a call option, it will effect a closing purchase transaction prior to or concurrently with the sale of the security. If the Fund is able to enter into a closing purchase transaction, the Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option.

     An option position may be closed out only in a secondary market for an option of the same series. Although the Fund will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and for some options no secondary market may exist. In such event it might not be possible to effect a closing transaction in a particular option. If the Fund as a covered call option writer is unable to effect a closing purchase transaction, it will not be able to sell the underlying securities until the option expires or it delivers the underlying securities upon exercise.

     Because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code, the extent to which the Fund may write covered call options and enter into so-called "straddle" transactions involving put and call options may be limited.

     Many options are traded on registered securities exchanges. Options traded on such exchanges are issued by the Options Clearing Corporation (OCC), a clearing corporation which assumes responsibility for the completion of options transactions.

Purchasing Put and Call Options

     The Fund can close out a put or call option it has written by effecting a closing purchase transaction; for example, the Fund may close out a put or call option it has written by buying an option identical to the one it has written. If, however, a secondary market does not exist at a time the Fund wishes to effect a closing sale transaction, the Fund will have to exercise the option to realize any profit. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying securities until the option expires or is exercised. In addition, in a transaction in which the Fund does not own the security underlying a put option it has purchased, the Fund would be required, in the absence of a secondary market, to purchase the underlying security before it could exercise the option, thereby incurring additional transaction costs.

     The Fund will not purchase a put option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. The Fund's ability to purchase put and call options may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company.

Option Writing and Related Risks

     The Fund may write covered call and put options. A call option gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during the option period.

     So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time as the writer effects a closing purchase transaction by purchasing an option of the same series as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. For options traded on national securities exchanges (Exchanges), to secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the OCC, an institution created to interpose itself between buyers and sellers of options. Technically, the OCC assumes the order side of every purchase and sale transaction on an Exchange and by doing so, gives its guarantee to the transaction.

     The principal reason for writing options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. In return for the premium, the covered call option writer has given up the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. Conversely, the put option writer gains a profit, in the form of a premium, so long as the price of the underlying security remains above the exercise price, but assumes an obligation to purchase the underlying security from the buyer of the put option at the exercise price, even though the price of the security may fall below the exercise price, at any time during the option period. If an option expires, the writer realizes a gain in the amount of the premium. Such a gain may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill his obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security. In addition, the premium paid for the put effectively increases the cost of the underlying security, thus reducing the yield otherwise available from such securities.

     Because the Fund can write only covered options, it may at times be unable to write additional options unless it sells a portion of its portfolio holdings to obtain new debt securities against which it can write options. This may result in higher portfolio turnover and correspondingly greater brokerage commissions and other transaction costs.

     To the extent that a secondary market is available the covered option writer may close out options it has written prior to the assignment of an exercise notice by purchasing, in a closing purchase transaction, an option of the same series as the option previously written. If the cost of such a closing purchase, plus transaction costs, is greater than the premium received upon writing the original option, the writer will incur a loss on the transaction.

Options Trading Markets

     Options which the Fund will trade are generally listed on Exchanges. Exchanges on which such options currently are traded are the Chicago Board Options Exchange and the American, New York, Pacific, and Philadelphia Stock Exchanges. Options on some securities may not be listed on any Exchange but traded in the over-the-counter market. Options traded in the over-the-counter market involve the additional risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund. In addition to the limits on its use of options discussed herein, the Fund is subject to the investment restrictions described in the prospectus and the statement of additional information.

     The staff of the SEC is of the view that the premiums which the Fund pays for the purchase of unlisted options, and the value of securities used to cover unlisted options written by the Fund are considered to be invested in illiquid securities or assets for the purpose of calculating whether the Fund is in compliance with its nonfundamental investment restriction prohibiting it from investing more than 15% of its total assets (taken at current value) in any combination of illiquid assets and securities.

Special Considerations Applicable to Options

     On Treasury Bonds and Notes. Because trading interest in U.S. Treasury bonds and notes tends to center on the most recently auctioned issues, new series of options with expirations to replace expiring options on particular issues will not be introduced indefinitely. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each series of bonds or notes will thus be phased out as new options are listed on the more recent issues, and a full range of expiration dates will not ordinarily be available for every series on which options are traded.

     On Treasury Bills. Because the deliverable U.S. Treasury bill changes from week to week, writers of U.S. Treasury bill call options cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in U.S. Treasury bills with a principal amount corresponding to the option contract size, the Fund may be hedged from a risk standpoint. In addition, the Fund will maintain in a segregated account with its custodian liquid assets maturing no later than those which would be deliverable in the event of an assignment of an exercise notice to ensure that it can meet its open option obligations.

     On GNMA Certificates. Options on GNMA certificates are not currently traded on any Exchange. However, the Fund may purchase and write such options in the over-the-counter market or, should they commence trading, on any Exchange.

     Since the remaining principal balance of GNMA certificates declines each month as a result of mortgage payments, the Fund, as a writer of a covered GNMA call holding GNMA certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA certificates no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Fund will enter into a closing purchase transaction or will purchase additional GNMA certificates from the same pool (if obtainable) or replacement GNMA certificates in the cash market in order to remain covered.

     A GNMA certificate held by the Fund to cover an option position in any but the nearest expiration month may cease to present cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace the GNMA certificate with a certificate which represents cover. When the Fund closes its position or replaces the GNMA certificate, it may realize an unanticipated loss and incur transaction costs.

     Risks Pertaining to the Secondary Market. An option position may be closed out only in a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and for some options no secondary market may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and might incur transaction costs in connection therewith. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     Reasons for the absence of a liquid secondary market include the following:
(i) insufficient trading interest in certain options; (ii) restrictions imposed on transactions; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an Exchange or by a broker; (v) inadequacy of the facilities of an Exchange, the OCC or a broker handle current trading volume; or (vi) a decision by one or more Exchanges or a broker to discontinue the trading of options (or a particular class or series of options), in which event the secondary market in that class or series of options would cease to exist, although outstanding options that had been issued as a result of trades would generally continue to be exercisable in accordance with their terms.

     The hours of trading for options on U.S. Government securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.


               FUTURES CONTRACTS AND RELATED OPTIONS TRANSACTIONS

     The Fund intends to enter into currency and other financial futures contracts as a hedge against changes in prevailing levels of interest or currency exchange rates to seek relative stability of principal and to establish more definitely the effective return on securities held or intended to be acquired by the Fund or as a hedge against changes in the prices of securities or currencies held by the Fund or to be acquired by the Fund. The Fund's hedging may include sales of futures as an offset against the effect of expected increases in interest or currency exchange rates or securities prices and purchases of futures as an offset against the effect of expected declines in interest or currency exchange rates.

     For example, when the Fund anticipates a significant market or market sector advance, it will purchase a stock index futures contract as a hedge against not participating in such advance at a time when the Fund is not fully invested. The purchase of a futures contract serves as a temporary substitute for the purchase of individual securities which may then be purchased in an orderly fashion. As such purchases are made, an equivalent amount of index based futures contracts would be terminated by offsetting sales. In contrast, the Fund would sell stock index futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's portfolio. To the extent that the Fund's portfolio changes in value in correlation with a given index, the sale of futures contracts on that index would substantially reduce the risk to the portfolio of a market decline or change in interest rates, and, by so doing, provide an alternative to the liquidation of the Fund's securities positions and the resulting transaction costs.

         The Fund intends to engage in options transactions which are related to commodity futures contracts for hedging purposes and in connection with the hedging strategies described above.

     Although techniques other than sales and purchases of futures contracts and related options transactions could be used to reduce the Fund's exposure to interest rate and/or market fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts and related options transactions. While the Fund does not intend to take delivery of the instruments underlying futures contracts it holds, the Fund does not intend to engage in such futures contracts for speculation.

Futures Contracts

     Futures contracts are transactions in the commodities markets rather than in the securities markets. A futures contract creates an obligation by the seller to deliver to the buyer the commodity specified in the contract at a specified future time for a specified price. The futures contract creates an obligation by the buyer to accept delivery from the seller of the commodity specified at the specified future time for the specified price. In contrast, a spot transaction creates an immediate obligation for the seller to deliver and the buyer to accept delivery of and pay for an identified commodity. In general, futures contracts involve transactions in fungible goods such as wheat, coffee and soybeans. However, in the last decade an increasing number of futures contracts have been developed which specify currencies, financial instruments or financially based indices as the underlying commodity.

         U.S. futures contracts are traded only on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the U.S. are The Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the International Monetary Market (a division of the Chicago Mercantile Exchange), the New York Futures Exchange and the Kansas City Board of Trade. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership, which is also responsible for handling daily accounting of deposits or withdrawals of margin. A futures commission merchant ("Broker") effects each transaction in connection with futures contracts for a commission. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC") and National Futures Association ("NFA").

Interest Rate Futures Contracts

     The sale of an interest rate futures contract creates an obligation by the Fund, as seller, to deliver the type of financial instrument specified in the contract at a specified future time for a specified price. The purchase of an interest rate futures contract creates an obligation by the Fund, as purchaser, to accept delivery of the type of financial instrument specified at a specified future time for a specified price. The specific securities delivered or accepted, respectively, at settlement date, are not determined until at or near that date. The determination is in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

     Currently interest rate futures contracts can be purchased or sold on 90-day U.S. Treasury bills, U.S. Treasury bonds, U.S. Treasury notes with maturities between 6 1/2 and 10 years, GNMA certificates, 90-day domestic bank certificates of deposit, 90-day commercial paper, and 90-day Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be authorized. The standard contract size is $100,000 for futures contracts in U.S. Treasury bonds, U.S. Treasury notes and GNMA certificates, and $1,000,000 for the other designated contracts. While U.S. Treasury bonds, U.S. Treasury bills and U.S. Treasury notes are backed by the full faith and credit of the U.S. government and GNMA certificates are guaranteed by a U.S. government agency, the futures contracts in U.S. government securities are not obligations of the U.S. Treasury.

Index Based Futures Contracts

Stock Index Futures Contracts

     A stock index assigns relative values to the common stocks included in the index. The index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is a bilateral agreement by which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the closing value of the stock index on the expiration date of the contract and the price at which the futures contract is originally made. No physical delivery of the underlying stocks in the index is made.

     Currently, stock index futures contracts can be purchased or sold on the Standard and Poor's Corporation ("S&P") Index of 500 Stocks, the S&P Index of 100 Stocks, the New York Stock Exchange Composite Index, the Value Line Index and the Major Market Index. It is expected that futures contracts trading in additional stock indices will be authorized. The standard contract size is $500 times the value of the index.

     The Fund does not believe that differences between existing stock indices will create any differences in the price movements of the stock index futures contracts in relation to the movements in such indices. However, such differences in the indices may result in differences in correlation of the futures with movements in the value of the securities being hedged.

Other Index Based Futures Contracts

     It is expected that bond index and other financially based index futures contracts will be developed in the future. It is anticipated that such index based futures contracts will be structured in the same way as stock index futures contracts but will be measured by changes in interest rates, related indices or other measures, such as the consumer price index. In the event that such futures contracts are developed the Fund will sell interest rate index and other index based futures contracts to hedge against changes which are expected to affect the Fund's portfolio.

     The purchase or sale of a futures contract differs from the purchase or sale of a security, in that no price or premium is paid or received. Instead, to initiate trading an amount of cash, cash equivalents, money market instruments, or U.S. Treasury bills equal to approximately 1 1/2% (up to 5%) of the contract amount must be deposited by the Fund with the Broker. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions. Futures contract margin does not involve the borrowing of funds by the customer to finance the transactions.

     Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract.

     Subsequent payments, called variation margin, to the Broker and from the Broker, are made on a daily basis as the value of the underlying instrument or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as mark-to-market. For example, when the Fund has purchased a futures contract and the price of the underlying financial instrument or index has risen, that position will have increased in value and the Fund will receive from the Broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the underlying financial instrument or index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the Broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the Broker, and the Fund realizes a loss or gain.

     The Fund intends to enter into arrangements with its custodian and with Brokers to enable its initial margin and any variation margin to be held in a segregated account by its custodian on behalf of the Broker.

     Although interest rate futures contracts by their terms call for actual delivery or acceptance of financial instruments, and index based futures contracts call for the delivery of cash equal to a specified dollar amount times the difference between the closing value of the index on the expiration date of the contract and the price at which the futures contract is originally made, in most cases such futures contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by an offsetting transaction in which the Fund enters into a futures contract purchase for the same aggregate amount of the specific type of financial instrument or index and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by an offsetting transaction in which the Fund enters into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain. If the purchase price exceeds the offsetting sale price the Fund realizes a loss. The amount of the Fund's gain or loss on any transaction is reduced or increased, respectively, by the amount of any transaction costs incurred by the Fund.

     As an example of an offsetting transaction, the contractual obligations arising from the sale of one contract of September U.S. Treasury bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of one contract of September U.S. Treasury bills on the same exchange. In such instance the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase after allowance for transaction costs represents the profit or loss to the Fund.

     There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms.

Options on Currency and Other Financial Futures

     The Fund intends to purchase call and put options on currency and other financial futures contracts and sell such options to terminate an existing position. Options on currency and other financial futures contracts are similar to options on stocks except that an option on a currency or other financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) rather than to purchase or sell stock, currency or other financial instruments at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. This amount represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and value of the futures contract.

     The Fund intends to use options on currency and other financial futures contracts in connection with hedging strategies. In the future the Fund may use such options for other purposes.

Purchase of Put Options on Futures Contracts

     The purchase of protective put options on commodity futures contracts is analogous to the purchase of protective puts on individual stocks, where an absolute level of protection is sought below which no additional economic loss would be incurred by the Fund. Put options may be purchased to hedge a portfolio of stocks or debt instruments or a position in the futures contract upon which the put option is based.

Purchase of Call Options on Futures Contracts

     The purchase of a call option on a currency or other financial futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual stock which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying financial instrument or index itself, the purchase of a call option may be less risky than the ownership of the interest rate or index based futures contract or the underlying securities. Call options on currency or other financial futures contracts may be purchased to hedge against an interest rate increase or a market advance when the Fund is not fully invested.

     Use of New Investment Techniques Involving Currency and Other Financial Futures Contracts or Related Options

     The Fund may employ new investment techniques involving currency and other financial futures contracts and related options. The Fund intends to take advantage of new techniques in these areas which may be developed from time to time and which are consistent with the Fund's investment objective. The Fund believes that no additional techniques have been identified for employment by the Fund in the foreseeable future other than those described above.

     Limitations on Purchase and Sale of Futures Contracts and Related Options on Such Futures Contracts

     The Fund will not enter into a futures contract if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin deposits on such futures contracts.

     The Fund intends that its futures contracts and related options transactions will be entered into for traditional hedging purposes. That is, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund does not intend to enter into futures contracts for speculation.

     In instances involving the purchase of futures contracts by the Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts will be deposited in a segregated account with the Fund's Custodian and/or in a margin account with a Broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

Federal Income Tax Treatment

     For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. Any gain or loss recognized with respect to a futures contract is considered to be 60% long term and 40% short term, without regard to the holding period of the contract. In the case of a futures transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year. The federal income tax treatment of gains or losses from transactions in options on futures is unclear.

     In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income. Any net gain realized from the closing out of futures contracts, for purposes of the 90% requirement, will be qualifying income. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. The 1986 Tax Act added a provision which effectively treats both positions in certain hedging transactions as a single transaction for the purpose of the 30% requirement. The provision provides that, in the case of any "designated hedge," increases and decreases in the value of positions of the hedge are to be netted for the purposes of the 30% requirement. However, in certain situations, in order to avoid realizing a gain within a three month period, the Fund may be required to defer the closing out of a contract beyond the time when it would otherwise be advantageous to do so.

Risks of Futures Contracts

     Currency and other financial futures contracts prices are volatile and are influenced, among other things, by changes in stock prices, market conditions, prevailing interest rates and anticipation of future stock prices, market movements or interest rate changes, all of which in turn are affected by economic conditions, such as government fiscal and monetary policies and actions, and national and international political and economic events.

     At best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances, such as variations in speculative market demand for futures contracts and for securities, including technical influences in futures contracts trading; differences between the securities being hedged and the financial instruments and indices underlying the standard futures contracts available for trading, in such respects as interest rate levels, maturities and creditworthiness of issuers, or identities of securities comprising the index and those in the Fund's portfolio. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out, and a 15% decrease would result in a loss equal to 150% of the original margin deposit. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of entering into the futures contract, it had invested in the underlying financial instrument. Furthermore, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund will establish a segregated account in connection with its futures contracts which will hold cash or cash equivalents equal in value to the current value of the underlying instruments or indices less the margins on deposit.

     Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Risks of Options on Futures Contracts

     In addition to the risks described above for currency and other financial futures contracts, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. The Fund will not purchase options on any futures contract unless and until it believes that the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with the futures contracts. Compared to the use of futures contracts, the purchase of options on such futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the Fund, even though the use of a futures contract would not, such as when there is no movement in the level of the futures contract.


                          FOREIGN CURRENCY TRANSACTIONS

     The Fund may invest in securities of foreign issuers. When the Fund invests in foreign securities they usually will be denominated in foreign currencies and the Fund temporarily may hold funds in foreign currencies. Thus, the Fund's share value will be affected by changes in exchange rates.

Forward Currency Contracts

     As one way of managing exchange rate risk, the Fund may engage in forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). Under the contract, the exchange rate for the transaction (the amount of currency the Fund will deliver or receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund also may use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on Keystone's ability to predict accurately the future exchange rate between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rate or exchange control regulations between foreign currencies and the dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund.

Currency Futures Contracts

     Currency futures contracts are bilateral agreements under which two parties agree to take or make delivery of a specified amount of a currency at a specified future time for a specified price. Trading of currency futures contracts in the U.S. is regulated under the Commodity Exchange Act by the CFTC and NFA. Currently, the only national futures exchange on which currency futures are traded is the International Monetary Market of the Chicago Mercantile Exchange. Foreign currency futures trading is conducted in the same manner and subject to the same regulations as trading in interest rate and index based futures. The Fund intends to engage in currency futures contracts only for hedging purposes, and not for speculation. The Fund may enter into currency futures contracts for other purposes if authorized to do so by the Board. The hedging strategies which will be used by the Fund in connection with foreign currency futures contracts are similar to those described above for forward foreign currency exchange contracts.

     Currently, currency futures contracts for the British pound sterling, Canadian dollar, Dutch guilder, Deutsche mark, Japanese yen, Mexican peso, Swiss franc and French franc can be purchased or sold for U.S. dollars through the International Monetary Market. It is expected that futures contracts trading in additional currencies will be authorized. The standard contract sizes are L125,000 for the pound, 125,000 for the guilder, mark and Swiss and French francs, C$100,000 for the Canadian dollar, Y12,500,000 for the yen, and 1,000,000 for the peso. In contrast to Forward Currency Exchange Contracts which can be traded at any time, only four value dates per year are available, the third Wednesday of March, June, September and December.

Foreign Currency Options Transactions

     Foreign currency options (as opposed to futures) are traded in a variety of currencies in both the U.S. and Europe. On the Philadelphia Stock Exchange, for example, contracts for half the size of the corresponding futures contracts on the Chicago Board Options Exchange are traded with up to nine months maturity in marks, sterling, yen, Swiss francs, French francs and Canadian dollars. Options can be exercised at any time during the contract life and require a deposit subject to normal margin requirements. Since a futures contract must be exercised, the Fund must continually make up the margin balance. As a result, a wrong price move could result in the Fund losing more than the original investment as it cannot walk away from the futures contract as it can an option contract.

     The Fund will purchase call and put options and sell such options to terminate an existing position. Options on foreign currency are similar to options on stocks except that an option on an interest rate and/or index based futures contract gives the purchaser the right, in return for the premium paid, to purchase or sell foreign currency, rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option.

     The Fund intends to use foreign currency option transactions in connection with hedging strategies.

Purchase of Put Options on Foreign Currencies

     The purchase of protective put options on a foreign currency is analagous to the purchase of protective puts on individual stocks, where an absolute level of protection is sought below which no additional economic loss would be incurred by the Fund. Put options may be purchased to hedge a portfolio of foreign stocks or foreign debt instruments or a position in the foreign currency upon which the put option is based.

Purchase of Call Options on Foreign Currencies

     The purchase of a call option on foreign currency represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual stock which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the foreign currency upon which it is based, or upon the price of the foreign stock or foreign debt instruments, the purchase of a call option may be less risky than the ownership of the foreign currency or the foreign securities. The Fund would purchase a call option on a foreign currency to hedge against an increase in the foreign currency or a foreign market advance when the Fund is not fully invested.

     The Fund may employ new investment techniques involving forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies in order to take advantage of new techniques in these areas which may be developed from time to time and which are consistent with the Fund's investment objective. The Fund believes that no additional techniques have been identified for employment by the Fund in the foreseeable future other than those described above.

Currency Trading Risks

     Currency exchange trading may involve significant risks. The four major types of risk the Fund faces are exchange rate risk, interest rate risk, credit risk and country risk.

Exchange Rate Risk

     Exchange rate risk results from the movement up and down of foreign currency values in response to shifting market supply and demand. When the Fund buys or sells a foreign currency, an exposure called an open position is created. Until the time that position can be "covered" by selling or buying an equivalent amount of the same currency, the Fund is exposed to the risk that the exchange rate might move against it. Since exchange rate changes can readily move in one direction, a position carried overnight or over a number of days involves greater risk than one carried a few minutes or hours. Techniques such as foreign currency forward and futures contracts and options on foreign currency are intended to be used by the Fund to reduce exchange rate risk.

Maturity Gaps and Interest Rate Risk

     Interest rate risk arises whenever there are mismatches or gaps in the maturity structure of the Fund's foreign exchange currency holdings, which is the total of its outstanding spot and forward or futures contracts.

     Foreign currency transactions often involve borrowing short term and lending longer term to benefit from the normal tendency of interest rates to be higher for longer maturities. However in foreign exchange trading, while the maturity pattern of interest rates for one currency is important, it is the differential between interest rates for two currencies that is decisive.

Credit Risk

     Whenever the Fund enters into a foreign exchange contract, it faces a risk, however small, that the counterparty will not perform under the contract. As a result there is a credit risk, although no extension of "credit" is intended. To limit credit risk, the Fund intends to evaluate the creditworthiness of each other party. The Fund does not intend to trade more than 5% of its net assets under foreign exchange contracts with one party.

     Credit risk exists because the Fund's counterparty may be unable or unwilling to fulfill its contractual obligations as a result of bankruptcy or insolvency or when foreign exchange controls prohibit payment. In any foreign exchange transaction, each party agrees to deliver a certain amount of currency to the other on a particular date. In establishing its hedges a Fund relies on each contract being completed. If the contract is not performed, then the Fund's hedge is eliminated, and the Fund is exposed to any changes in exchange rates since the contract was originated. To put itself in the same position it would have been in had the contract been performed, the Fund must arrange a new transaction. However, the new transaction may have to be arranged at an adverse exchange rate. The trustee for a bankrupt company may elect to perform those contracts which are advantageous to the company but disclaim those contracts which are disadvantageous, resulting in losses to the Fund.

     Another form of credit risk stems from the time zone differences between the U.S. and foreign nations. If the Fund sells sterling it generally must pay pounds to a counterparty earlier in the day than it will be credited with dollars in New York. In the intervening hours, the buyer can go into bankruptcy or can be declared insolvent. Thus, the dollars may never be credited to the Fund.

Country Risk

     At one time or another, virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Governments take such measures for example, to improve control over the domestic banking system or to influence the pattern of receipts and payments between residents and foreigners. In those cases, restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. Occasionally a serious foreign exchange shortage may lead to payment interruptions or debt servicing delays, as well as interference in the exchange market. It has become increasingly difficult to distinguish foreign exchange or credit risk from country risk.

     Changes in regulations or restrictions usually do have an important exchange market impact. Most disruptive are changes in rules which interfere with the normal payments mechanism. If government regulations change and a counterparty is either forbidden to perform or is required to do something extra, then the Fund might be left with an unintended open position or an unintended maturity mismatch. Dealing with such unintended long or short positions could result in unanticipated costs to the Fund.

     Other changes in official regulations influence international investment transactions. If one of the factors affecting the buying or selling of a currency changes, the exchange rate is likely to respond. Changes in such controls often are unpredictable and can create a significant exchange rate response.

     Overall, many exchange markets are still heavily restricted. Several countries limit access to the forward market to companies financing documented export or import transactions in an effort to insulate the market from purely speculative activities. Some of these countries permit local traders to enter into forward contracts with residents but prohibit certain forward transactions with nonresidents. By comparison, other countries have strict controls on exchange transactions by residents, but permit free exchange transactions between local traders and non-residents. A few countries have established tiered markets, funneling commercial transactions through one market and financial transactions through another. Outside the major industrial countries, relatively free foreign exchange markets are rare and controls on foreign currency transactions are extensive.

     Another aspect of country risk has to do with the possibility that the Fund may be dealing with a foreign trader whose home country is facing a payments problem. Even though the foreign trader intends to perform on its foreign exchange contracts, the contracts are tied to other external liabilities the country has incurred. As a result performance may be delayed, and can result in unanticipated cost to the Fund. This aspect of country risk is a major element in the Fund's credit judgment as to with whom it will deal and in what amounts.

                      KEYSTONE HIGH INCOME BOND FUND (B-4)

                                     PART C

                                OTHER INFORMATION


Item 24.       Financial Statements and Exhibits


Item 24(a).    Financial Statements

     The following financial statements are hereby incorporated by reference from Registrant's Annual Report, as filed with the Securities and Exchange Commission.


Schedule of Investments                             July 31, 1997

Financial Highlights                                For each of the years
                                                    in the ten-year period
                                                    ended July 31, 1997

Statement of Assets and Liabilities                 July 31, 1997

Statement of Operations                             Year ended July 31, 1997

Statements of Changes in Net Assets                 For each of the years in
                                                    the two-year period ended
                                                    July 31, 1997

Notes to Financial Statements                       July 31, 1997

Independent Auditors' Report                        September 5, 1997


Item 24(b).       Exhibits

(1)  (A) Registrant's Restatement of Trust Agreement. (1)
     (B) First Amendment to Restatement of Trust Agreement dated March 15,
         1995. (5)
(2)  (A) Registrant's By-Laws. (1)
     (B) Amendment to Registrant's By-Laws dated September 13, 1996. (5)
(3)  Not applicable.
(4)  (A) A specimen of the security issued by the Fund. (3)
     (B) Articles III, V, VI and VIII to Restatement of Trust Agreement. (1)
     (C) Article 2 to By-Laws. (1)
(5) Investment Advisory and Management Agreement between Registrant and Keystone Investment Management Company (the "Advisory Agreement"). (6)
(6) (A) Form of the Principal Underwriting Agreement between Registrant and Evergreen Distributor, Inc.(the "Principal Underwriting Agreement").(6)
     (B) Form of Dealer Agreement used by Keystone Investment Distributors Company. (6)
     (C) Registrant's respective Underwriting Agreements with Kokusai Securities Co., Ltd. and Nomura Securities Co., Ltd. (1)
(7)  Not applicable.
(8) Custodian, Fund Accounting and Recordkeeping Agreement between Registrant and State Street Bank and Trust Company, as amended. (1)
(9)  Not applicable.
(10) Opinion and consent of counsel as to the legality of the securities registered. (7)
(11) Consent of Independent Auditors. (2)
(12) Not applicable.
(13) Not applicable.
(14) Copies of forms of model plans used in the establishment of retirement plans in connection with which Registrant offers its securities. (4)
(15) Registrant's Distribution Plan adopted pursuant to Rule 12b-1. (1)
(16) Schedules for computation of performance quotations. (2)
(17) Financial Data Schedule. (2)
(18) Not applicable.
(19) Powers of Attorney. (2)
___________________________

(1) Filed with Post-Effective Amendment No. 101 to Registration Statement 2-10526/811-95 and incorporated by reference herein.
(2)  Filed herewith.
(3) Filed with Post-Effective Amendment No. 33 to the Registration Statement and incorporated by reference herein.
(4) Filed with Post-Effective Amendment No. 66 to the Registration Statement No. 2-10527/811-96 of Keystone Balanced Income Fund (K-1) as Exhibit 24(b)(14) and incorporated by reference herein.
(5) Filed with Post-Effective Amendment No. 102 to Registration Statement 2-10526/811-95 and incorporated by reference herein.
(6) Filed with Post-Effective Amendment No. 125 to Registration Statement 2-10529/811-101 of Keystone Small Company Growth Fund (S-4) as Exhibit 24(b)(5) and incorporated by referenced herein.
(7)  Filed with Registrant's Rule 24f-2 Notice on September 29, 1997.


Item 25.  Persons Controlled by or under Common Control with Registrant

          Not applicable.


Item 26.  Number of Holders of Securities

                                                  Number of Record
          Title of Class                     Holders as of October 31, 1997
          --------------                     --------------------------------
           Shares of $1.00                               33,459
           Par Value


Item 27.  Indemnification


     Provisions for the indemnification of the Registrant's Trustees and officers are contained in Article VIII of the Restatement of Trust, a copy of which was filed with Post-Effective Amendment No. 101 and is incorporated by reference herein.

     Provisions for the indemnification of Kokusai Securities Co., Ltd. and Nomura Securities Co., Ltd., underwriters for the sale of Registrant's securities in Japan, are contained in Section 11 of Registrant's respective Underwriting Agreements with said entities, copies of which were filed with Post-Effective Amendment No. 101 and are incorporated by reference herein.

     Provisions for the indemnification of Evergreen Distributor, Inc., Registrant's principal Underwriter, are contained in Section 9 of the Principal Underwriting Agreement, a copy of which was filed with Post-Effective Amendment No. 101 and is incorporated by reference herein.

     Provisions for the indemnification of Keystone Investment Management Company, Registrant's investment adviser, are contained in Section 5 of the Advisory Agreement, a copy of which was filed with Post-Effective Amendment No. 101 and are incorporated by reference herein.


Item 28.  Business and other Connections of Investment Adviser

     The following tables list the names of the various officers and directors of Keystone Investment Management Company, Registrant's investment adviser, and their respective positions. For each named individual, the tables list, for at least the past two years, (i) any other organizations (excluding investment advisory clients) with which the officer and/or director has had or has substantial involvement; and (ii) positions held with such organizations.

                       LIST OF OFFICERS AND DIRECTORS OF
                     KEYSTONE INVESTMENT MANAGEMENT COMPANY

                                    Position with
                                    Keystone
                                    Investment
Name                                Management Company        Other Business Affiliations
----                                ------------------        ---------------------------
Albert H. Elfner, III               Chairman, CEO,            Senior Vice President:
                                     President                  First Union Keystone, Inc.
                                                                Keystone Asset Corporation
                                                              President and Director:
                                                                Keystone Trust Company
                                                              Director or Trustee:
                                                                Evergreen Keystone Investment Services, Inc
                                                                Evergreen Keystone Service Company
                                                                Boston Children's Services Associates
                                                                Middlesex School
                                                                Middlebury College
                                                              Formerly:
                                                              Chairman of the Board,
                                                                Chief Executive Officer,
                                                                President and Director:
                                                                Keystone Management, Inc.
                                                                Keystone Software, Inc.
                                                                Keystone Capital Corporation
                                                              Trustee or Director:
                                                                Neworld Bank
                                                                Robert Van Partners, Inc.
                                                                Fiduciary Investment Company, Inc.
                                                              Formerly Chairman of the Board and Director:
                                                                Keystone Fixed Income Advisers, Inc.
                                                                Keystone Institutional Company, Inc.

Edward F. Godfrey                  Senior Vice President      Formerly Senior Vice President,
                                    Chief Financial           Chief Financial Officer and Treasurer:
                                    Officer and Treasurer       First Union Keystone, Inc.
                                                                Evergreen Keystone Investment Services, Inc.
                                                              Formerly:
                                                              Treasurer:
                                                                Keystone Institutional Company, Inc.
                                                                Keystone Management, Inc.
                                                                Keystone Software, Inc.
                                                                Fiduciary Investment Company, Inc.
                                                              Treasurer and Director:
                                                                Hartwell Keystone Advisers, Inc.

W. Douglas Munn                    Senior Vice President,     None
                                    Chief Operating
                                    Officer

Rosemary D.                        Senior Vice President,     Senior Vice President:
 Van Antwerp                        Secretary                  Evergreen Keystone Service Company
                                                              Senior Vice President and Secretary:
                                                                Evergreen Keystone Investment Services, Inc.
                                                              Formerly:
                                                              Senior Vice President, General Counsel and Secretary:
                                                                Keystone Investments, Inc.
                                                              Senior Vice President and General Counsel:
                                                                Keystone Institutional Company, Inc.
                                                              Senior Vice President, General Counsel and Director:
                                                                Fiduciary Investment Company, Inc.
                                                              Senior Vice President, General Counsel, Director and Secretary:
                                                                Keystone Management, Inc.
                                                                Keystone Software, Inc.
                                                              Senior Vice President and Secretary:
                                                                Hartwell Keystone Advisers, Inc.
                                                              Vice President and Secretary:
                                                                Keystone Fixed Income Advisers, Inc.

Christopher P. Conkey              Senior Vice President,     None
                                    Chief Investment
                                    Officer - Fixed Income

Gilman C. Gunn, III                Senior Vice President,     None
                                    Chief Investment
                                    Officer - International

Betsy A. Hutchings                 Senior Vice President      None

Herbert L. Bishop, Jr.             Senior Vice President      None

J. Gary Craven                     Senior Vice President      None

Richard M. Cryan                   Senior Vice President      None

Maureen E. Cullinane               Senior Vice President      None

Donald C. Dates                    Senior Vice President      None

Walter T. McCormick                Senior Vice President      None

James F. Angelos                   Vice President,            None
                                    Chief Compliance
                                    Officer

John D. Rogol                      Vice President             Vice President and
                                                              Controller:
                                                                Evergreen Keystone Investment Services, Inc.
                                                              Treasurer and Vice President:
                                                                Evergreen Keystone Service Company
                                                              Controller:
                                                                Keystone Asset Corporation
                                                              Formerly:
                                                              Controller:
                                                                Keystone Institutional Company, Inc.
                                                                Keystone Management, Inc.
                                                                Keystone Software, Inc.
                                                                Fiduciary Investment Company, Inc.
                                                              Formerly Vice President and Controller:
                                                                Keystone Investments, Inc.

Dana E. Erikson                    Vice President             None

Thomas M. Holman                   Vice President             None

Gordon M. Forrester                Vice President             None

David S. Benhaim                   Vice President             None

Donald Bisson                      Vice President             None

Liu-Er Chen                        Vice President             None

Francis X. Claro                   Vice President             None

George E. Dlugos                   Vice President             None

Antonio T. Docal                   Vice President             None

J. Kevin Kenely                    Vice President             Vice President:
                                                                Evergreen Keystone Investment Services, Inc.
                                                              Formerly:
                                                              Controller
                                                                Keystone Investments, Inc.
                                                                Keystone Investment Management Company
                                                                Keystone Investment Distributors Company
                                                                Keystone Institutional Company, Inc.
                                                                Keystone Management, Inc.
                                                                Keystone Software, Inc.
                                                                Fiduciary Investment Company, Inc.
                                                              Vice President:
                                                                Keystone Institutional Company, Inc.
                                                                Keystone Management, Inc.
                                                                Keystone Software, Inc.
                                                                Fiduciary Investment Company, Inc.
                                                                Keystone Investments, Inc.

George J. Kimball                  Vice President             None

Charles A Kishpaugh                Vice President             None

JoAnn L. Lyndon                    Vice President             None

John C. Madden, Jr.                Vice President             None

Eleanor H. Marsh                   Vice President             None

James D. Medvedeff                 Vice President             None

Stanley  M. Niksa                  Vice President             None

Jonathan A. Noonan                 Vice President             None

Robert E. O'Brien                  Vice President             None

Margery C. Parker                  Vice President             None

Joyce W. Petkovich                 Vice President             None

Gary E. Pzegeo                     Vice President             None

Harlen R. Sanderling               Vice President             None

Kathy K. Wang                      Vice President             None

Judith A. Warners                  Vice President             None

Peter Willis                       Vice President             None

Patrick T. Bannigan                Vice President             None

Thomas W. Trickett                 Vice President             None

Steven E. Chittended               Assistant Vice President   None

Colleen L. Mette                   Assistant Secretary        None

Terrence J. Cullen                 Assistant Secretary        None

Dorothy E. Bourassa                Assistant Secretary        None



Item 29.  Principal Underwriter

     The Directors and principal executive officers of Evergreen Distributor, Inc. (formerly Evergreen Keystone Distributor, Inc.) are:

          Directors           Lynn C. Mangum
                              Robert J. McMullan

          Officers            Lynn C. Mangum           Chairman, CEO
                              Robert C. McMullan       Executive Vice President,
                                                       Treasurer
                              J. David Huber           President
                              Kevin J. Dell            Vice President, General
                                                       Counsel, Secretary
                              Mark J. Rybarczyk        Senior Vice President
                              Dennis Sheehan           Senior Vice President
                              Mark Dillon              Senior Vice President
                              George Martinez          Senior Vice President
                              D'Ray Moore              Vice President
                              Dale Smith               Vice President
                              Michael Burns            Vice President
                              Bruce Treff              Assistant Secretary
                              Annmaria Porcaro         Assistant Secretary

     In addition to the Registrant, Evergreen Distributor, Inc. also acts as Distributor for the following registered investment companies or separate series thereof:

     Evergreen Trust
        Evergreen Fund
        Evergreen Aggressive Growth Fund
     Evergreen Equity Trust:
        Evergreen Global Real Estate Equity Fund
        Evergreen U.S. Real Estate Equity Fund
        Evergreen Global Leaders Fund
     The Evergreen MicroCap Fund, Inc.
     Evergreen Growth and Income Fund
     The Evergreen Income and Growth Fund
     The Evergreen American Retirement Trust:
        The Evergreen American Retirement Fund
        Evergreen Small Cap Equity Income Fund
     The Evergreen Foundation Trust:
        Evergreen Foundation Fund
        Evergreen Tax Strategic Foundation Fund
     The Evergreen Municipal Trust:
        Evergreen Short-Intermediate Municipal Fund
        Evergreen Florida High Income Municipal Bond Fund Evergreen Tax Exempt Money Market Fund
        Evergreen Institutional Tax Exempt Money Market Fund Evergreen Money Market Trust
        Evergreen Money Market Fund
        Evergreen Institutional Money Market Fund
        Evergreen Institutional Treasury Money Market Fund Evergreen Investment Trust
        Evergreen Emerging Markets Growth Fund
        Evergreen International Equity Fund
        Evergreen Balanced Fund
        Evergreen Value Fund
        Evergreen Utility Fund
        Evergreen Short-Intermediate Bond Fund
        Evergreen U.S. Government Fund
        Evergreen Florida Municipal Bond Fund
        Evergreen Georgia Municipal Bond Fund
        Evergreen North Carolina Municipal Bond Fund
        Evergreen South Carolina Municipal Bond Fund
        Evergreen Virginia Municipal Bond Fund
        Evergreen High Grade Tax Free Fund
        Evergreen Treasury Money Market Fund
     The Evergreen Lexicon Fund:
        Evergreen Intermediate-Term Government Securities Fund Evergreen Intermediate-Term Bond Fund II
     Evergreen Tax Free Trust:
        Evergreen Pennsylvania Tax Free Money Market Fund Evergreen New Jersey Tax Free Income Fund
     Evergreen Variable Trust:
        Evergreen VA Fund
        Evergreen VA Growth and Income Fund
        Evergreen VA Foundation Fund
        Evergreen VA Global Leaders Fund
        Evergreen VA Strategic Income Fund
        Evergreen VA Aggressive Growth Fund
     Evergreen Capital Preservation and Income Fund
     Evergreen Fund for Total Return
     Evergreen Global Opportunities Fund
     Evergreen Global Resources and Development Fund
     Evergreen Institutional Adjustable Rate Fund
     Evergreen Institutional Trust
        Evergreen Institutional Small Cap Growth Fund Evergreen Intermediate Term Bond Fund
     Evergreen Latin America Fund
     Evergreen Omega Fund
     Evergreen Small Company Growth Fund II
     Evergreen State Tax Free Fund
        Evergreen New York Tax Free Fund
        Evergreen Pennsylvania Tax Free Fund
        Evergreen Massachusetts Tax Free Fund
        Evergreen Florida Tax Free Fund
     Evergreen State Tax Free Fund - Series II
        Evergreen Missouri Tax Free Fund
        Evergreen California Tax Free Fund
     Evergreen Strategic Income Fund
     Evergreen Tax Free Income Fund
     Keystone Quality Bond Fund (B-1)
     Keystone Diversified Bond Fund (B-2)
     Keystone Balanced Fund (K-1)
     Keystone Strategic Growth Fund (K-2)
     Keystone Growth and Income Fund (S-1)
     Keystone Small Company Growth Fund (S-4)
     Keystone International Fund Inc.
     Keystone Precious Metals Holdings, Inc.
     Keystone Tax Free Fund


Item 30.  Location of Accounts and Records

          First Union National Bank
          1 First Union Center
          301 S. College Street
          Charlotte, North Carolina  28288

          Keystone Investment Management Company
          200 Berkeley Street
          Boston, Massachusetts  02116

          Evergreen Investment Services, Inc.
          200 Berkeley Street
          Boston, Massachusetts  02116

          Evergreen Service Company
          200 Berkeley Street
          Boston, Massachusetts  02116

          State Street Bank and Trust Company
          1776 Heritage Drive
          Quincy, Massachusetts 02171

          Iron Mountain
          3431 Sharp Slot Road
          Swansea, Massachusetts 02720


Item 31.  Management Services

          Not applicable.


Item 32.  Undertakings

     Upon request and without charge, Registrant hereby undertakes to furnish each person to whom a copy of the Registrant's prospectus is delivered with a copy of the Registrant's latest annual report to shareholders.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Boston, and the Commonwealth of Massachusetts, on the 28th day of November 1997.


                                        KEYSTONE HIGH INCOME BOND FUND (B-4)

                                        /s/ John J. Pileggi
                                        ---------------------------
                                        John J. Pileggi
                                        President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registrant's Registration Statement has been signed below by the following persons in the capacities indicated on the 28th day of November, 1997.

SIGNATURES                              TITLE
----------                              -----

/s/ George S. Bissell                   /s/ Charles F. Chapin              /s/ William Walt Pettit
------------------------                -------------------------          -------------------------
George S. Bissell                       Charles F. Chapin*                 William Walt Pettit
Chairman of the Board of Trustees       Trustee                            Trustee
  and Chief Executive Officer

/s/ John J. Pileggi                     /s/ K. Dun Gifford                 /s/ David M. Richardson
-------------------------               -------------------------          -------------------------
John J. Pileggi                         K. Dun Gifford*                    David M. Richardson*
President amd Treasurer (Principal      Trustee                            Trustee
  Financial and Accounting Officer)

/s/ Frederick Amling                    /s/ James S. Howell                /s/ Russell A. Salton, III
-------------------------               -------------------------          -------------------------
Frederick Amling*                       James S. Howell                    Russell A. Salton, III MD
Trustee                                 Trustee                            Trustee

/s/ Laurence B. Ashkin                  /s/ Leroy Keith, Jr.               /s/ Michael S. Scofield
-------------------------               -------------------------          -------------------------
Laurence B. Ashkin                      Leroy Keith, Jr.*                  Michael S. Scofield
Trustee                                 Trustee                            Trustee

/s/ Charles A. Austin, III              /s/ F. Ray Keyser, Jr.             /s/ Richard J. Shima
-------------------------               -------------------------          -------------------------
Charles A. Austin, III*                 F. Ray Keyser, Jr.*                Richard J. Shima*
Trustee                                 Trustee                            Trustee

/s/ Foster Bam                          /s/ Gerald M. McDonnell            /s/ Andrew J. Simons
-------------------------               -------------------------          -------------------------
Foster Bam                              Gerald M. McDonnell                Andrew J. Simons*
Trustee                                 Trustee                            Trustee

/s/ Edwin D. Campbell                   /s/ Thomas L. McVerry
-------------------------               -------------------------
Edwin D. Campbell*                      Thomas L. McVerry
Trustee                                 Trustee

*By:/s/ Martin J. Wolin
-----------------------------
Martin J. Wolin**
Attorney-in-Fact

     ** Martin J. Wolin, by signing his name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons filed as part of the Registration Statement to Registrant's previous filings on Form N-1A.

                               INDEX TO EXHIBITS



Exhibit Number           Exhibit
--------------           -------
11                       Consent of KPMG Peat Marwick LLP, Independent Auditors
16                       Performance Calculations
17                       Financial Data Schedules
19                       Powers of Attorney